MLMT 2003 - KEY 1

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                                                             Signifies portfolio loans

         LOAN #          LOAN / PROPERTY      NO. OF PROPS    ORIGINATOR     PROPERTY NAME
       20039213020            Loan                 1             MLML        77 West Wacker Drive
       20039221020            Loan                 1             MLML        The Solomon Pond Mall
       20032920920            Loan                 1             MLML        Miami International Mall
          34487               Loan                 5            JPMCB        Hometown Portfolio 4
          34487             Property               1            JPMCB        Cimmaron Park
          34487             Property               1            JPMCB        Cedar Knolls
          34487             Property               1            JPMCB        Leisurewoods-Rockland
          34487             Property               1            JPMCB        Chesterfield
          34488             Property               1            JPMCB        Lakeland Harbor
          34485               Loan                 1            JPMCB        Anchor Bay
       20038509021            Loan                 1             MLML        Lincoln Center
       20038532001            Loan                 1             MLML        The Puck Building
       20039232020            Loan                 1             MLML        167 East 61st Street
        10021911              Loan                 1             Key         Mall at Fairfield Commons
      20038552001A            Loan                 3             MLML        Circa Capital - East Pool
     20038552001A.1         Property               1                         Holiday Inn - Billings
     20038552001A.2         Property               1                         Holiday Inn-Fort Smith
     20038552001A.3         Property               1                         Holiday Inn - Lubbock
      20039252001B            Loan                 17            MLML        GFS Marketplace Portfolio
     20039252001B.1         Property               1                         Anderson, IN
     20039252001B.2         Property               1                         Battle Creek, MI
     20039252001B.3         Property               1                         Bradley, IL
     20039252001B.4         Property               1                         Escanaba, MI
     20039252001B.5         Property               1                         Findlay, OH
     20039252001B.6         Property               1                         Fort Wayne, IN - CC
     20039252001B.7         Property               1                         Fort Wayne, IN - Illinois Rd
     20039252001B.8         Property               1                         Grand Rapids, MI - Cascade
     20039252001B.9         Property               1                         Lafayette, IN
     20039252001B.10        Property               1                         Lansing, IL
     20039252001B.11        Property               1                         Livonia, MI
     20039252001B.12        Property               1                         Miamisburg, OH
     20039252001B.13        Property               1                         Mishawaka, IN
     20039252001B.14        Property               1                         Monroe, MI
     20039252001B.15        Property               1                         Palatine, IL
     20039252001B.16        Property               1                         Traverse City, MI
     20039252001B.17        Property               1                         Trotwood, OH
          22071               Loan                 1            JPMCB        Fiddler's Green Center II
      20038552001B            Loan                 3             MLML        Circa Capital - West Pool
     20038552001B.1         Property               1                         Holiday Inn
     20038552001B.2         Property               1                         Holiday Inn- Hotel & Towers
     20038552001B.3         Property               1                         Holiday Inn Fresno Airport
        10020568              Loan                 1             Key         Greystone Meadows Apartments
       20028003006            Loan                 1             MLML        Retreat at Speedway Apartments
       20038035003            Loan                 1             MLML        Residenz Apartments
       20028551003            Loan                 1             MLML        Grand Forks Marketplace
        10019306              Loan                 1             Key         Georgetown Oaks Apartments
       20038505020            Loan                 1             MLML        The Coast Savings Building
        10021104              Loan                 1             Key         Best Buy - New Orleans
       20038547001            Loan                 1             MLML        Lake Stevens Marketplace
        10021590              Loan                 1             Key         Encinitas Self Storage
        10019946              Loan                 1             Key         Shallotte Crossing
        10021510              Loan                 1             Key         Wildwood Acres
       20038543020            Loan                 3             MLML        Anderson Multifamily Portfolio
      20038543020.1         Property               1                         Lantana Apartments
      20038543020.2         Property               1                         Park at Colonnade
      20038543020.3         Property               1                         Calypso Apartments
       20038003001            Loan                 1             MLML        Indian Hills Plaza
        10019692              Loan                 1             Key         Locust Grove Village Shopping Center
       20038505015            Loan                 1             MLML        Katella Corporate Center
        10018957              Loan                 1             Key         Shakopee Valley Marketplace
        10019510              Loan                 1             Key         East Hills Plaza
        10019828              Loan                 1             Key         Tops Plaza - North Ridgeville
       20038030001            Loan                 1             MLML        2400 Hudson Avenue
        10020999              Loan                 1             Key         Micro Center
       20033925001            Loan                 6             MLML        Cheyenne Mobile Home Park Portfolio
      20033925001.1         Property               1                         Mobile Home Village
      20033925001.2         Property               1                         Pioneer Park
      20033925001.3         Property               1                         Circle Park
      20033925001.4         Property               1                         Country Lane
      20033925001.5         Property               1                         Frontier Village
      20033925001.6         Property               1                         Kimberly Village
       20038031001            Loan                 1             MLML        Comanche Business Park
       20038032003            Loan                 1             MLML        529 Broadway
        10021628              Loan                 2             Key         Various
        10021628            Property               1             Key         Sunrise Village Apartments
        10021628            Property               1             Key         Sunrise Village Apartments
        10020466              Loan                 1             Key         Keep It Self Storage
        10020086              Loan                 1             Key         Tequesta Shoppes
       20039213002            Loan                 1             MLML        Georgia Pacific Distribution Warehouse - Philadelphia
        10020090              Loan                 1             Key         Second Street Studios
        10020210              Loan                 1             Key         Euless Square
       20038505011            Loan                 1             MLML        Ygnacio Village Apartments
       20038003020            Loan                 1             MLML        Oro Valley Retail
        10019841              Loan                 1             Key         Shoppes of Woodmont
        10020357              Loan                 1             Key         333-335 Newbury Street
        10021365              Loan                 1             Key         Woodinville Heated Self-Storage
       20039243002            Loan                 1             MLML        Research Pointe Apartments
       20038037001            Loan                 1             MLML        Country Sunset
        10021704              Loan                 1             Key         A-Sentry Mini Storage
       20038505010            Loan                 1             MLML        Fallbrook Towne Center
        10019213              Loan                 1             Key         Walgreens - Brentwood
       20038538020            Loan                 1             MLML        2545 Aramingo Avenue
       20038518001            Loan                 1             MLML        Savannah Springs Apartments
       20039209001            Loan                 1             MLML        Mariner Village Center
       20038032020            Loan                 1             MLML        Lake Heights Apartments
        10020732              Loan                 1             Key         Walgreens - Suwanee
       20039213001            Loan                 1             MLML        Georgia Pacific Distribution Warehouse - Morton
       20038032021            Loan                 1             MLML        Losson Garden Apartments
        10021379              Loan                 1             Key         Enterprise Plaza
       20038507001            Loan                 1             MLML        2-10 Greenwich, 4-14 Putnam Avenue
        10020691              Loan                 1             Key         Prindle Terrace Apartments
       20038005001            Loan                 1             MLML        Renaissance Apartments
        10020985              Loan                 1             Key         Latham Professional Center
       20038505014            Loan                 1             MLML        Walnut Town & Country Center
       20038532020            Loan                 1             MLML        55 Liberty Street
       20038032022            Loan                 1             MLML        Wyntrebrooke Apartments
       20028530008            Loan                 1             MLML        NWC of Church Street & Route 31
       20038035002            Loan                 1             MLML        512 Aberdeen
        10020956              Loan                 1             Key         Ashton Apartments
        10021057              Loan                 1             Key         Ryegate Apartments
        10021657              Loan                 1             Key         North Hills Commons
       20038543001            Loan                 1             MLML        Lincoln Park Manor Mobile Home Park
        10020948              Loan                 1             Key         The Birches Apartments
        10018932              Loan                 1             Key         Mayfair Center
       20038021020            Loan                 1             MLML        Storage Max - Worcester
       20038505013            Loan                 1             MLML        Meadowview Plaza
       20038009002            Loan                 1             MLML        1201 East Colonial Drive
       20038037002            Loan                 1             MLML        Village Park
       20038029020            Loan                 1             MLML        Storage Max - Londonderry

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


      LOAN #           ADDRESS                                   CITY                   STATE       ZIP CODE     COUNTY
    20039213020        77 West Wacker Drive                      Chicago                 IL           60601      Cook
    20039221020        601 Donald Lynch Boulevard                Marlborough             MA           01752      Middlesex
    20032920920        1455 Northwest 107th Avenue               Miami                   FL           30301      Dade
       34487           Various                                   Various               Various       Various     Various
       34487           901 Lake Elmo Avenue North                Lake Elmo               MN           55042      Washington
       34487           12571 Garland Avenue                      Apple Valley            MN           55124      Dakota
       34487           31 Leisurewoods Drive                     Rockland                MA           02370      Plymouth
       34487           49900 Fairchild Road                      Chesterfield            MI           48051      Macomb
       34488           4747 North State Road 33                  Lakeland                FL           33805      Polk
       34485           10470 Dixie Highway                       Fair Haven              MI           48023      St. Clair
    20038509021        1100 Lincoln Road                         Miami Beach             FL           33139      Miami-Dade
    20038532001        295 Lafayette Street                      New York                NY           10012      New York
    20039232020        167 East 61st Street                      New York                NY           10021      New York
     10021911          2727 Fairfield Commons                    Beavercreek             OH           45431
   20038552001A        Various                                   Various               Various       Various     Various
  20038552001A.1       5500 Midland Road                         Billings                MT           59101      Yellowstone
  20038552001A.2       700 Rogers Avenue                         Fort Smith              AR           72901      Sebastian
  20038552001A.3       3201 South Loop 289                       Lubbock                 TX           79423      Lubbock
   20039252001B        Various                                   Various               Various       Various     Various
  20039252001B.1       2110 East 53rd Street                     Anderson                IN           46013      Madison
  20039252001B.2       12595 Harper Village Drive                Battle Creek            MI           49014      Calhoun
  20039252001B.3       1350 Locke Drive                          Bourbannais             IL           60914      Kankakee
  20039252001B.4       1125 North Lincoln Road                   Escanaba                MI           49829      Delta
  20039252001B.5       2301 Tiffen Avenue                        Findlay                 OH           45840      Hancock
  20039252001B.6       5831 Crosscreek Boulevard                 Fort Wayne              IN           46818      Allen
  20039252001B.7       5507 Illinois Road                        Fort Wayne              IN           46804      Allen
  20039252001B.8       5665 28th Street                          Grand Rapids            MI           49546      Kent
  20039252001B.9       200 Park East Boulevard                   Lafayette               IN           47802      Tippecanoe
  20039252001B.10      2330 173rd Street                         Lansing                 IL           49441      Cook
  20039252001B.11      29150 6 Mile Road                         Livonia                 MI           48154      Wayne
  20039252001B.12      8499 B Springboro Pike SR 741             Miamisburg              OH           45342      Montgomery
  20039252001B.13      5440 North Main Street                    Mishawaka               IN           46530      St. Joseph
  20039252001B.14      1733 Telegraph Road                       Monroe                  MI           48162      Monroe
  20039252001B.15      1930 North Rand Road                      Palatine                IL           60074      Cook
  20039252001B.16      1781 Barlow Street                        Traverse City           MI           49411      Grand Traverse
  20039252001B.17      5380 Salem Avenue                         Trotwood                OH           45426      Montgomery
       22071           6501 South Fiddlers Green Circle          Greenwood Village       CO           80111      Arapahoe
   20038552001B        Various                                   Various               Various       Various     Various
  20038552001B.1       204 West Fox Farm Road                    Cheyenne                WY           82007      Laramie
  20038552001B.2       801 Avenue Q                              Lubbock                 TX           79401      Lubbock
  20038552001B.3       5090 East Clinton Way                     Fresno                  CA           93722      Fresno
     10020568          31500 1st Ave South                       Federal Way             WA           98003      King
    20028003006        7401 East Speedway Boulevard              Tucson                  AZ           85710      Pima
    20038035003        700 Lincoln Park Blvd                     Kettering               OH           45429      Montgomery
    20028551003        32nd Avenue South and I-29                Grand Forks             ND           58201      Grand Forks
     10019306          101 Heartwood Path                        Georgetown              KY           40324      Scott
    20038505020        315 West Ninth Street                     Los Angeles             CA           90014      Los Angeles
     10021104          6205 Veterans Memorial Boulevard          Metairie                LA           70003      Jefferson Parish
    20038547001        303 91st Avenue NE                        Everett                 WA           98205      Snohomish
     10021590          911 Encinitas Boulevard                   Encinitas               CA           92024      San Diego
     10019946          Main Street and Holden Beach Road         Shallotte               NC           28459      Brunswick
     10021510          13418 Dottie Drive                        Tampa                   FL           33617      Hillsborough
    20038543020        Various                                   Various                 TX          Various     Bexar
   20038543020.1       4603 Vance Jackson Road                   San Antonio             TX           78230      Bexar
   20038543020.2       3815 Parkdale Drive                       San Antonio             TX           78229      Bexar
   20038543020.3       5900 Wurzbach Road                        Leon Valley             TX           78238      Bexar
    20038003001        SEC Highways 90 and 92                    Sierra Vista            AZ           85635      Cochise
     10019692          4994 Bill Gardner Parkway                 Locust Grove            GA           30248      Henry
    20038505015         4281 Katella Avenue                      Los Alamitos            CA           90720      Orange County
     10018957          1529 17th Avenue East                     Shakopee                MN           55379      Scott
     10019510          2611 Fashion Place                        Bakersfield             CA           93306      Kern
     10019828          33717 Center Ridge Road                   North Ridgeville        OH           44039      Lorain
    20038030001        2400 Hudson Avenue                        Fort Lee                NJ           07024      Bergen
     10020999          8000 East Quincy Avenue                   Denver                  CO           80237      Denver
    20033925001        Various                                   Various                 WY          Various     Various
   20033925001.1       1314 West 18th Street                     Cheyenne                WY           82007      Laramie
   20033925001.2       1104 Wilderness Trail                     Green River             WY           82935      Sweetwater
   20033925001.3       609 East Prosser Road                     Cheyenne                WY           82007      Laramie
   20033925001.4       212 Tyler Place                           Cheyenne                WY           82007      Laramie
   20033925001.5       312 West Jefferson Road                   Cheyenne                WY           82007      Laramie
   20033925001.6       401 East Prosser Road                     Cheyenne                WY           82007      Laramie
    20038031001        2420 Comanche NE                          Albuquerque             NM           87107      Bernalillo
    20038032003        529 Broadway                              New York                NY           10012      New York
     10021628          Various                                   Various               Various       Various     Various
     10021628          660 Gateway Court                         Lawrence                KS           66049      Douglas
     10021628          837 Michigan                              Lawrence                KS           66044      Douglas
     10020466          4444 Vineland Avenue                      North Hollywood         CA           91602      Los Angeles
     10020086          105 North U.S. Highway 1                  Tequesta                FL           33469      Palm Beach
    20039213002        7575 Brewster Avenue                      Philadelphia            PA           19153      Philadelphia
     10020090          1807 Second Street                        Santa Fe                NM           87505      Santa Fe
     10020210          1304 Raider Drive                         Euless                  TX           76040      Tarrant
    20038505011        1295 Homestead Avenue                     Walnut Creek            CA           94596      Contra Costa
    20038003020        10785 & 10825 N. Oracle Road              Oro Valley              AZ           85737      Pima
     10019841          8197-8199 N. University Drive             Tamarac                 FL           33321      Broward
     10020357          333-335 Newbury Street                    Boston                  MA           02115      Suffolk
     10021365          14715 NE North Woodinville Way            Woodinville             WA           98072      King
    20039243002        8220 Research Boulevard                   Austin                  TX           78758      Travis
    20038037001        61445 SE 27th                             Bend                    OR           97702      Deschutes
     10021704          225 Boniface Parkway                      Anchorage               AK           99508      Anchorage
    20038505010        1061,1097 - 1127 South Mission Road       Fallbrook               CA           92028      San Diego
     10019213          4600 Balfour Road                         Brentwood               CA           94513      Contra Costa
    20038538020        2545 Aramingo Avenue                      Philadelphia            PA           19125      Philadelphia
    20038518001        35 Savannah Way                           Fort Oglethorpe         GA           30742      Catoosa
    20039209001        11060 Spring Hill Drive                   Spring Hill             FL           34608      Hernando
    20038032020        5327 Rogers Road                          Hamburg                 NY           14075      Erie
     10020732          1090 Peachtree Industrial Blvd            Suwanee                 GA           30024      Gwinnett
    20039213001        510 East Courtland Street                 Morton                  IL           61550      Tazewell
    20038032021        110 Losson Road                           Cheektowaga             NY           14227      Erie
     10021379          6140 University Drive                     Huntsville              AL           38506      Madison
    20038507001        2-10 Greenwich & 4-14 Putnam Avenue       Greenwich               CT           06830      Fairfield
     10020691          239 Indian River Road                     Orange                  CT           06477      New Haven
    20038005001        3744 Pennsylvania Avenue                  Fremont                 CA           94536      Alameda
     10020985          4361 Latham Street                        Riverside               CA           92501      Riverside
    20038505014        1205-1245 North Grand Avenue              Walnut                  CA           91789      Los Angeles
    20038532020        53-55  Liberty Street                     New York                NY           10005      New York
    20038032022        3688 Big Tree Road                        Hamburg                 NY           14075      Erie
    20028530008        NWC of Church Street & Route 31           Flemington              NJ           08822      Hunterdon
    20038035002        512 Aberdeen Avenue                       Kettering               OH           45419      Montgomery
     10020956          711 East 18th Street                      Ellensburg              WA           98926      Kittitas
     10021057          901 East 18th Avenue                      Ellensburg              WA           98926      Kittitas
     10021657          3521 Clemson Boulevard                    Anderson                SC           29621      Anderson
    20038543001        110 Parker Parkway                        Lincoln Park            TX           76227      Denton
     10020948          8003 North El Dorado Street               Stockton                CA           95210      San Joaquin
     10018932          3307 - 3331 East Broad Street             Columbus                OH           43213      Franklin
    20038021020        19 McKeon Road                            Worcester               MA           01610      Worcester
    20038505013        1441 Meadowview Road                      Sacramento              CA           95832      Sacramento
    20038009002        1201 East Colonial Drive                  Orlando                 FL           32803      Orange
    20038037002        1212 Southwest 11th Street                Hermiston               OR           97838      Umatilla
    20038029020        9 Londonderry Road                        Londonderry             NH           03053      Rockingham

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


     LOAN #           PROPERTY TYPE              PROPERTY SUBTYPE                   CTL (Y/N)     TOTAL SF/UNITS UNIT OF MEASURE
   20039213020        Office                     CBD                                   No                944,556 SF
   20039221020        Retail                     Anchored                              No                913,983 SF
   20032920920        Retail                     Anchored                              No                292,509 SF
      34487           Manufactured Housing       Manufactured Housing                  No                  2,214 Pads
      34487           Manufactured Housing       Manufactured Housing                                        508 Pads
      34487           Manufactured Housing       Manufactured Housing                                        460 Pads
      34487           Manufactured Housing       Manufactured Housing                                        394 Pads
      34487           Manufactured Housing       Manufactured Housing                                        348 Pads
      34488           Manufactured Housing       Manufactured Housing                                        504 Pads
      34485           Manufactured Housing       Manufactured Housing                  No                  1,411 Pads
   20038509021        Mixed Use                  Retail / Cinema / Parking Garage      No                166,300 SF
   20038532001        Office                     CBD                                   No                202,368 SF
   20039232020        Multifamily                Mid/High Rise                         No                    173 Units
    10021911          Retail                     Retail-Anchored                       No                856,879 SF
  20038552001A        Hospitality                Full Service                          No                    774 Rooms
 20038552001A.1       Hospitality                Full Service                          No                    317 Rooms
 20038552001A.2       Hospitality                Full Service                          No                    255 Rooms
 20038552001A.3       Hospitality                Full Service                          No                    202 Rooms
  20039252001B        Retail                     Unanchored                            No                260,967 SF
 20039252001B.1       Retail                     Unanchored                            No                 13,563 SF
 20039252001B.2       Retail                     Unanchored                            No                 14,149 SF
 20039252001B.3       Retail                     Unanchored                            No                 14,713 SF
 20039252001B.4       Retail                     Unanchored                            No                 14,438 SF
 20039252001B.5       Retail                     Unanchored                            No                 15,189 SF
 20039252001B.6       Retail                     Unanchored                            No                 17,863 SF
 20039252001B.7       Retail                     Unanchored                            No                 15,763 SF
 20039252001B.8       Retail                     Unanchored                            No                 14,438 SF
 20039252001B.9       Retail                     Unanchored                            No                 14,131 SF
 20039252001B.10      Retail                     Unanchored                            No                 16,741 SF
 20039252001B.11      Retail                     Unanchored                            No                 14,438 SF
 20039252001B.12      Retail                     Unanchored                            No                 16,874 SF
 20039252001B.13      Retail                     Unanchored                            No                 17,033 SF
 20039252001B.14      Retail                     Unanchored                            No                 11,776 SF
 20039252001B.15      Retail                     Unanchored                            No                 18,263 SF
 20039252001B.16      Retail                     Unanchored                            No                 15,995 SF
 20039252001B.17      Retail                     Unanchored                            No                 15,600 SF
      22071           Office                     Suburban                              No                206,599 SF
  20038552001B        Hospitality                Full Service                          No                    747 Rooms
 20038552001B.1       Hospitality                Full Service                          No                    244 Rooms
 20038552001B.2       Hospitality                Full Service                          No                    293 Rooms
 20038552001B.3       Hospitality                Full Service                          No                    210 Rooms
    10020568          Multifamily                Conventional                          No                    323 Units
   20028003006        Multifamily                Garden                                No                    304 Units
   20038035003        Multifamily                Garden                                No                    368 Units
   20028551003        Retail                     Anchored                              No                182,366 SF
    10019306          Multifamily                Conventional                          No                    216 Units
   20038505020        Office                     CBD                                   No                138,832 SF
    10021104          Retail                     Retail-Single Tenant                  No                 45,000 SF
   20038547001        Retail                     Anchored                              No                 96,401 SF
    10021590          Self Storage                                                     No                132,653 SF
    10019946          Retail                     Retail-Shadow Anchored                No                 94,420 SF
    10021510          Multifamily                Conventional                          No                    336 Units
   20038543020        Multifamily                Garden                                No                    411 Units
  20038543020.1       Multifamily                Garden                                No                    108 Units
  20038543020.2       Multifamily                Garden                                No                    211 Units
  20038543020.3       Multifamily                Garden                                No                     92 Units
   20038003001        Retail                     Anchored                              No                126,905 SF
    10019692          Retail                     Retail-Anchored                       No                108,750 SF
   20038505015        Office                     Suburban                              No                 80,609 SF
    10018957          Retail                     Retail-Anchored                       No                146,430 SF
    10019510          Retail                     Retail-Anchored                       No                102,320 SF
    10019828          Retail                     Retail-Anchored                       No                 57,857 SF
   20038030001        Multifamily                Mid/High Rise                         No                    134 Units
    10020999          Retail                     Retail-Anchored                       No                 81,584 SF
   20033925001        Manufactured Housing       Manufactured Housing                  No                    555 Pads
  20033925001.1       Manufactured Housing       Manufactured Housing                  No                     30 Pads
  20033925001.2       Manufactured Housing       Manufactured Housing                  No                    308 Pads
  20033925001.3       Manufactured Housing       Manufactured Housing                  No                     53 Pads
  20033925001.4       Manufactured Housing       Manufactured Housing                  No                     45 Pads
  20033925001.5       Manufactured Housing       Manufactured Housing                  No                     70 Pads
  20033925001.6       Manufactured Housing       Manufactured Housing                  No                     49 Pads
   20038031001        Industrial                 Office/Warehouse                      No                128,611 SF
   20038032003        Retail                     Unanchored                            No                 16,700 SF
    10021628          Various                    Various                               No                    264 Units
    10021628          Multifamily                Conventional                          No                    132 Units
    10021628          Multifamily                Conventional                          No                    132 Units
    10020466          Self Storage                                                     No                 48,115 SF
    10020086          Retail                     Retail-Anchored                       No                110,018 SF
   20039213002        Industrial                 Warehouse/ Distribution               No                164,150 SF
    10020090          Mixed Use                                                        No                 80,567 SF
    10020210          Multifamily                Conventional                          No                    150 Units
   20038505011        Multifamily                Garden                                No                     56 Units
   20038003020        Retail                     Shadow Anchored                       No                 20,444 SF
    10019841          Retail                     Retail-Anchored                       No                 35,892 SF
    10020357          Mixed Use                                                        No                 12,440 SF
    10021365          Self Storage                                                     No                 64,749 SF
   20039243002        Multifamily                Garden                                No                    248 Units
   20038037001        Manufactured Housing       Manufactured Housing                  No                    148 Pads
    10021704          Self Storage                                                     No                 65,258 SF
   20038505010        Retail                     Shadow Anchored                       No                 30,263 SF
    10019213          Retail                     Retail-Single Tenant                  No                 14,490 SF
   20038538020        Retail                     Single Tenant                         No                 13,813 SF
   20038518001        Multifamily                Garden                                No                     93 Units
   20039209001        Retail                     Anchored                              No                 69,917 SF
   20038032020        Multifamily                Garden                                No                    176 Units
    10020732          Retail                     Retail-Single Tenant                  No                 13,650 SF
   20039213001        Industrial                 Warehouse/ Distribution               No                122,209 SF
   20038032021        Multifamily                Garden                                No                    148 Units
    10021379          Retail                     Retail-Shadow Anchored                No                 41,000 SF
   20038507001        Mixed Use                  Retail/Office/Residential             No                 15,900 SF
    10020691          Multifamily                Conventional                          No                     40 Units
   20038005001        Multifamily                Garden                                No                     23 Units
    10020985          Office                                                           No                 31,201 SF
   20038505014        Retail                     Unanchored                            No                 22,322 SF
   20038532020        Multifamily                Cooperative                           No                     83 Units
   20038032022        Multifamily                Garden                                No                    132 Units
   20028530008        Retail                     Single Tenant                         No                 10,908 SF
   20038035002        Multifamily                Garden                                No                     88 Units
    10020956          Multifamily                Conventional                          No                     64 Units
    10021057          Multifamily                Conventional                          No                     64 Units
    10021657          Retail                     Retail-Anchored                       No                 42,942 SF
   20038543001        Manufactured Housing       Manufactured Housing                  No                    198 Pads
    10020948          Multifamily                Conventional                          No                     52 Units
    10018932          Retail                     Retail-Anchored                       No                 27,747 SF
   20038021020        Self Storage               Self Storage                          No                 44,748 SF
   20038505013        Retail                     Shadow Anchored                       No                 10,000 SF
   20038009002        Retail                     Single Tenant                         No                 10,594 SF
   20038037002        Manufactured Housing       Manufactured Housing                  No                    122 Pads
   20038029020        Self Storage               Self Storage                          No                 45,200 SF

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                            YEAR                                               ENVIRONMENTAL       ENVIRONMENTAL
         LOAN #          YEAR BUILT      RENOVATED     OCCUPANCY (%)    OCCUPANCY DATE          REPORT TYPE        REPORT DATE
    20039213020            1992                             91.9           10/3/03                Phase I             10/10/03
    20039221020            1996                             98.4           6/12/03                Phase I              7/2/03
    20032920920            1982             2002            91.9           9/17/03                Phase I             8/22/03
       34487             Various          Various        Various           7/21/03                Phase I             Various
       34487               1969             2002            96.1           7/21/03                Phase I             7/18/03
       34487               1970             2002            96.1           7/21/03                Phase I             7/17/03
       34487               1985                             99.5           7/21/03                Phase I             7/18/03
       34487               1968             1984            93.1           7/21/03                Phase I             7/22/03
       34488               1984                             99.8           7/21/03                Phase I              6/5/03
       34485               1965             1999            86.9           7/21/03                Phase I             7/24/03
    20038509021            1999                            100.0           8/28/03                Phase I              7/3/03
    20038532001            1886             2003            99.9           2/14/03                Phase I             6/25/03
    20039232020            1983                            100.0           8/11/03                Phase I              8/7/03
     10021911              1993                             98.7            9/4/03                Phase 1             9/26/03
   20038552001A          Various          Various           64.5           3/31/03                Phase I             Various
  20038552001A.1           1972             1999            61.3           3/31/03                Phase I             5/12/03
  20038552001A.2           1986             2000            67.2           3/31/03                Phase I             5/20/03
  20038552001A.3           1972             1999            66.2           3/31/03                Phase I             5/20/03
   20039252001B          Various                           100.0           Various                Phase I             Various
  20039252001B.1           1995                            100.0            5/2/03                Phase I             5/13/03
  20039252001B.2           2000                            100.0           4/15/03                Phase I             5/13/03
  20039252001B.3           2001                            100.0           4/14/03                Phase I             5/14/03
  20039252001B.4           2001                            100.0           4/30/03                Phase I             5/20/03
  20039252001B.5           1997                            100.0           4/21/03                Phase I             5/15/03
  20039252001B.6           2000                            100.0           4/30/03                Phase I              5/8/03
  20039252001B.7           1997                            100.0           4/30/03                Phase I              5/7/03
  20039252001B.8           2003                            100.0           4/14/03                Phase I             5/12/03
  20039252001B.9           2002                            100.0            5/2/03                Phase I              5/9/03
  20039252001B.10          1996                            100.0           4/15/03                Phase I             5/13/03
  20039252001B.11          2000                            100.0            4/9/03                Phase I             5/16/03
  20039252001B.12          1997                            100.0           4/22/03                Phase I             4/12/03
  20039252001B.13          2000                            100.0           4/16/03                Phase I             5/14/03
  20039252001B.14          1993                            100.0           4/21/03                Phase I             5/14/03
  20039252001B.15          1998                            100.0           4/16/03                Phase I             5/13/03
  20039252001B.16          2002                            100.0            5/1/03                Phase I             5/23/03
  20039252001B.17          1997                            100.0           4/22/03                Phase I             5/21/03
       22071               2001                            100.0            6/2/03                Phase I             8/26/03
   20038552001B          Various          Various           65.0           3/31/03                Phase I             Various
  20038552001B.1           1982             1999            62.4           3/31/03                Phase I             5/12/03
  20038552001B.2           1982             1999            63.9           3/31/03                Phase I             5/20/03
  20038552001B.3           1973             1999            69.6           3/31/03                Phase I             5/20/03
     10020568              1990             2002            95.4           8/19/03                Phase 1              6/5/03
    20028003006            2002                             86.8           3/20/03                Phase I              4/2/03
    20038035003            1988             2001            95.1           7/29/03                Phase I              8/1/03
    20028551003            2001                             96.7           9/24/03                Phase I              5/5/03
     10019306              2002                             94.0           7/18/03                Phase 1
    20038505020            1926                             92.3           9/16/03                Phase I             8/13/03
     10021104              2001                            100.0           9/10/03                Phase 1             8/28/03
    20038547001            1993                            100.0           7/28/03                Phase I              8/4/03
     10021590              1985             1999            92.2           7/15/03                Phase 1             8/28/03
     10019946              2001                             89.0           8/16/03                Phase 1             7/15/03
     10021510              1967             2003            94.0           8/25/03                Phase 1             8/28/03
    20038543020          Various          Various           91.5           6/25/03                Phase I             Various
   20038543020.1           1972             2000            88.0           6/25/03                Phase I             8/18/03
   20038543020.2           1976             2001            91.5           6/25/03                Phase I             7/16/03
   20038543020.3           1974             2002            95.7           6/25/03                Phase I             9/18/03
    20038003001            1982             2001            97.4            5/1/03                Phase I             5/26/03
     10019692              2002                            100.0           7/11/03                Phase 1              4/4/03
    20038505015            1982             1997           100.0          12/31/02                Phase I             6/13/03
     10018957              2000                            100.0           8/20/03                Phase 1             8/19/03
     10019510              1992                             95.8           7/22/03                Phase 1             4/25/03
     10019828              2002                             96.5           8/28/03                Phase 1              7/1/03
    20038030001            1965                            100.0           4/20/03                Phase I             5/23/03
     10020999              1974             1994            88.9           7/10/03                Phase 1              8/7/03
    20033925001          Various          Various           84.5            8/1/03                Phase I             9/30/03
   20033925001.1           1950             1994            90.0            8/1/03                Phase I             9/30/03
   20033925001.2           1970                             78.9            8/1/03                Phase I             9/30/03
   20033925001.3           1973                             96.2            8/1/03                Phase I             9/30/03
   20033925001.4           1950                             93.3            8/1/03                Phase I             9/30/03
   20033925001.5           1950                             84.3            8/1/03                Phase I             9/30/03
   20033925001.6           1985                             95.9            8/1/03                Phase I             9/30/03
    20038031001            2000                             89.0           6/30/03                Phase I             7/23/03
    20038032003            1940             1986           100.0            6/1/03                Phase I             6/17/03
     10021628                                                                                     Phase 1
     10021628              1983                             90.2            8/5/03                Phase 1             9/12/03
     10021628               0                                0.0                                  Phase 1             9/12/03
     10020466              1999                             80.0           6/17/03                Phase 1              6/6/03
     10020086              1986             2003            86.0           9/12/03                Phase 1              9/4/03
    20039213002            1981             1999           100.0           6/11/03                Phase I              7/8/03
     10020090              1949             2000            94.5           7/18/03                Phase 1             6/25/03
     10020210              1971             2002            89.3           6/30/03                Phase 1             5/19/03
    20038505011            1986                             91.1            7/9/03                Phase I              7/7/03
    20038003020            2003                             91.7            9/1/03                Phase I              8/6/03
     10019841              1991             2000           100.0            9/8/03                Phase 1             9/15/03
     10020357              1900             1990           100.0           8/21/03                Phase 1             8/21/03
     10021365              2000                             90.6           9/26/03                Phase 1             9/13/03
    20039243002            1968             2002            84.3           6/24/03                Phase I              7/3/03
    20038037001            1973             1995            94.6            6/3/03                Phase I             7/28/03
     10021704              1987                             80.3            9/9/03                Phase 1              4/7/03
    20038505010            1984                             97.0           6/12/03                Phase I              6/9/03
     10019213              2003                            100.0           7/23/03                Phase 1             7/15/03
    20038538020            2003                            100.0            7/2/03          Phase I & Phase II        4/21/03
    20038518001            1998                            100.0            9/1/03                Phase I              8/5/03
    20039209001            1986             1995           100.0           6/10/03                Phase I             7/15/03
    20038032020            1962                             96.0            7/1/03                Phase I             8/11/03
     10020732              2003                            100.0                                  Phase 1             8/19/03
    20039213001            2000                            100.0           6/10/03                Phase I              7/8/03
    20038032021            1972                             94.6            7/1/03                Phase I             8/14/03
     10021379              1995                             92.2           10/9/03                Phase 1             9/12/03
    20038507001            1900                            100.0           8/11/03                Phase I              8/5/03
     10020691              2002                             97.5            9/1/03                Phase 1             7/18/03
    20038005001            2003                             95.7           8/31/03                Phase I             9/23/03
     10020985              1991                            100.0           7/24/03                Phase 1             6/30/03
    20038505014            1987                            100.0           8/31/03                Phase I             9/25/03
    20038532020            1911             1979           100.0           9/10/03                Phase I             8/22/03
    20038032022            1972             2001            96.2            8/6/03                Phase I             8/13/03
    20028530008            2003                            100.0            2/1/03                Phase I             6/11/03
    20038035002            1945             2003            92.1           7/29/03                Phase I              8/6/03
     10020956              1994             2002           100.0            8/1/03                Phase 1              7/7/03
     10021057              1993                            100.0            8/1/03                Phase 1              7/7/03
     10021657              2001                            100.0           10/6/02                Phase 1             10/6/03
    20038543001            1983                             86.4           7/31/03                Phase I              7/3/03
     10020948              1980                             94.2            9/1/03                Phase 1             6/28/03
     10018932              1996                            100.0           8/19/03                Phase 1             7/15/03
    20038021020            1931             2002            93.1           6/30/03                Phase I             8/25/03
    20038505013            2002                             78.9            7/1/03                Phase I              7/7/03
    20038009002            1996                            100.0            7/8/03                Phase I             7/21/03
    20038037002            1973                             97.5           6/30/03                Phase I              8/1/03
    20038029020            2000                             89.3           6/30/03                Phase I              8/8/03

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                         AIG
                       BLANKET             PHASE II         PHASE II       ENGINEERING        SIESMIC       SEISMIC
      LOAN #            POLICY           RECOMMENDED       PERFORMED       REPORT DATE         DATE          ZONE       PML (%)
    20039213020           No                  No               No           10/10/03
    20039221020           No                  No               No            8/1/03
    20032920920           No                  No               No            10/6/03
       34487              No               Various                           Various          Various       Various
       34487              No                  No                             7/24/03
       34487              No                  No                             7/21/03
       34487              No                  No                             7/16/03
       34487              No                 Yes              Yes            7/21/03
       34488              No                  No                             6/6/03
       34485              No                  No                             7/16/03
    20038509021           No                  No               No            7/2/03
    20038532001           No                  No               No            4/25/03
    20039232020           No                  No               No            8/8/03
     10021911             No                  No               No            10/3/03
   20038552001A           No                  No               No            Various
  20038552001A.1          No                  No               No            5/12/03
  20038552001A.2          No                  No               No            5/20/03
  20038552001A.3          No                  No               No            5/20/03
   20039252001B           No                  No               No            Various
  20039252001B.1          No                  No               No            5/13/03
  20039252001B.2          No                  No               No            5/19/03
  20039252001B.3          No                  No               No            5/19/03
  20039252001B.4          No                  No               No            5/19/03
  20039252001B.5          No                  No               No            4/30/03
  20039252001B.6          No                  No               No            5/8/03
  20039252001B.7          No                  No               No            5/6/03
  20039252001B.8          No                  No               No            5/17/03
  20039252001B.9          No                  No               No            5/8/03
  20039252001B.10         No                  No               No            5/13/03
  20039252001B.11         No                  No               No            5/7/03
  20039252001B.12         No                  No               No            5/12/03
  20039252001B.13         No                  No               No            5/15/03
  20039252001B.14         No                  No               No            5/6/03
  20039252001B.15         No                  No               No            5/16/03
  20039252001B.16         No                  No               No            5/7/03
  20039252001B.17         No                  No               No            5/16/03
       22071              No                  No               No            8/28/03
   20038552001B           No                  No               No            Various          Various       Various     Various
  20038552001B.1          No                  No               No            5/12/03
  20038552001B.2          No                  No               No            5/20/03
  20038552001B.3          No                  No               No            5/20/03          5/20/03          3          4.80
     10020568             No                  No               No            5/27/03         5/26/2003         3           15
    20028003006           No                  No               No            4/2/03
    20038035003           No                  No               No            8/4/03
    20028551003           No                  No               No           11/15/02
     10019306             No                  No               No            9/26/03
    20038505020           No                  No               No            8/27/03          8/18/03          4         18.00
     10021104             No                  No               No            8/22/03
    20038547001           No                  No               No            7/22/03          7/22/03          3         13.00
     10021590             No                  No               No            8/25/03         8/19/2003         4           14
     10019946             No                  No               No
     10021510             No                  No               No            8/21/03
    20038543020           No                  No               No            Various
   20038543020.1          No                  No               No            8/7/03
   20038543020.2          No                  No               No            7/16/03
   20038543020.3          No                  No               No            2/28/03
    20038003001           No                  No               No            5/26/03
     10019692             No                  No               No            3/27/03
    20038505015           No                  No               No            6/9/03           6/9/03           4         17.00
     10018957             No                  No               No            8/20/03
     10019510             No                  No               No            4/23/03         4/22/2003         4           13
     10019828             No                  No               No            7/23/03
    20038030001           No                  No               No            5/23/03
     10020999             No                  No               No            7/25/03
    20033925001           No                  No               No            7/25/03
   20033925001.1          No                  No               No            7/25/03
   20033925001.2          No                  No               No            7/25/03
   20033925001.3          No                  No               No            7/25/03
   20033925001.4          No                  No               No            7/25/03
   20033925001.5          No                  No               No            7/25/03
   20033925001.6          No                  No               No            7/25/03
    20038031001           No                  No               No            7/22/03
    20038032003           No                  No               No            6/17/03
     10021628             No
     10021628             No                  No               No            9/18/03
     10021628             No                  No               No            9/18/03
     10020466             No                  No               No            5/27/03         5/27/2003         4           17
     10020086             No                  No               No            8/20/03
    20039213002           No                  No               No            8/15/03
     10020090             No                  No               No            6/18/03
     10020210             No                  No               No            5/9/03
    20038505011           No                  No               No            7/7/03           7/7/03           4         11.00
    20038003020           No                  No               No            8/4/03
     10019841             No                  No               No            9/18/03
     10020357             No                  No               No            8/14/03
     10021365             No                  No               No            9/12/03         9/ 7/2003         3           11
    20039243002           No                  No               No            7/3/03
    20038037001           No                  No               No            6/17/03
     10021704             No                  No               No            3/31/03         3/28/2003         4           17
    20038505010           No                  No               No            6/9/03           6/9/03           4         19.00
     10019213             No                  No               No            7/10/03         7/10/2003         4           12
    20038538020           No                 Yes              Yes            7/14/03
    20038518001           No                  No               No            8/4/03
    20039209001           No                  No               No            7/14/03
    20038032020           No                  No               No            8/8/03
     10020732             No                  No               No            8/14/03
    20039213001           No                  No               No            8/15/03
    20038032021           No                  No               No            8/8/03
     10021379             No                  No               No            9/17/03
    20038507001           No                  No               No            8/5/03
     10020691             No                  No               No            8/1/03
    20038005001           No                  No               No            8/8/03           8/8/03           4         12.00
     10020985             No                  No               No            7/11/03         7/ 2/2003         4           14
    20038505014           No                  No               No            9/25/03          9/25/03          4         19.00
    20038532020           No                  No               No            8/22/03
    20038032022           No                  No               No            8/8/03
    20028530008           No                  No               No            4/27/03
    20038035002           No                  No               No            8/4/03
     10020956             No                  No               No            7/1/03
     10021057             No                  No               No            7/1/03
     10021657             No                  No               No            9/16/03
    20038543001           No                  No               No            7/3/03
     10020948             No                  No               No            6/18/03         6/16/2003         3           11
     10018932             No                  No               No            7/8/03
    20038021020           No                 Yes               No            8/7/03
    20038505013           No                  No               No            7/7/03           7/8/03           3          5.00
    20038009002           No                  No               No            7/21/03
    20038037002           No                  No               No            7/16/03
    20038029020           No                  No               No            8/11/03

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                 EARTHQUAKE                                      APPRAISED         APPRAISAL
         LOAN #                   INSURANCE           APPRAISED VALUE            CAPRATE (%)            DATE     CUTOFF LTV (%)
       20039213020                   No                   285,000,000                  9.25           9/26/03            50.9
       20039221020                   No                   205,000,000                  8.00           6/30/03            55.6
       20032920920                   No                   179,000,000                  7.40           8/15/03            54.5
          34487                                            99,755,000               Various            8/1/03            76.3
          34487                                            29,000,000                  7.50            8/1/03            76.3
          34487                                            21,500,000                  7.50            8/1/03            76.3
          34487                                            17,330,000                  6.50            8/1/03            76.3
          34487                                            16,500,000                  7.75            8/1/03            76.3
          34488                                            15,425,000                  7.50            8/1/03            76.3
          34485                                            59,300,000                  7.75            8/1/03            69.6
       20038509021                   No                    44,500,000         7.5% to 7.75%           6/19/03            76.4
       20038532001                   No                    48,500,000                  8.00           4/15/03            62.6
       20039232020                   No                   145,000,000                  7.00            8/4/03            20.7
        10021911                     No                    18,120,000                                 9/15/03           157.3
      20038552001A                   No                    37,900,000               Various            4/1/03            65.2
     20038552001A.1                  No                    16,200,000                 10.40            4/1/03
     20038552001A.2                  No                    11,900,000                  9.10            4/1/03
     20038552001A.3                  No                     9,800,000                  9.90            4/1/03
      20039252001B                   No                    37,670,000                  9.00           Various            60.9
     20039252001B.1                  No                     1,890,000                  9.00            5/2/03
     20039252001B.2                  No                     1,800,000                  9.00           4/15/03
     20039252001B.3                  No                     1,900,000                  9.00           4/14/03
     20039252001B.4                  No                     1,580,000                  9.00           4/30/03
     20039252001B.5                  No                     1,940,000                  9.00           4/21/03
     20039252001B.6                  No                     3,580,000                  9.00           4/30/03
     20039252001B.7                  No                     2,540,000                  9.00           4/30/03
     20039252001B.8                  No                     2,350,000                  9.00           4/14/03
     20039252001B.9                  No                     1,860,000                  9.00            5/2/03
     20039252001B.10                 No                     2,680,000                  9.00           4/15/03
     20039252001B.11                 No                     2,000,000                  9.00            4/9/03
     20039252001B.12                 No                     2,320,000                  9.00           4/22/03
     20039252001B.13                 No                     2,500,000                  9.00           4/16/03
     20039252001B.14                 No                     1,560,000                  9.00           4/21/03
     20039252001B.15                 No                     3,050,000                  9.00           4/16/03
     20039252001B.16                 No                     2,100,000                  9.00            5/1/03
     20039252001B.17                 No                     2,020,000                  9.00           4/22/03
          22071                      No                    33,000,000                  9.00            7/3/03            65.1
      20038552001B                   No                    31,900,000               Various            4/1/03            63.1
     20038552001B.1                  No                    12,400,000                 10.30            4/1/03
     20038552001B.2                  No                    11,400,000                 10.30            4/1/03
     20038552001B.3                  No                     8,100,000                 10.70            4/1/03
        10020568                     No                    23,500,000                                 5/20/03            79.1
       20028003006                   No                    21,250,000                  7.50            5/1/03            79.7
       20038035003                   No                    21,000,000                  7.90           7/23/03            80.0
       20028551003                   No                    18,000,000                  9.00           6/18/03            76.6
        10019306                     No                    13,900,000                                 9/30/03            77.9
       20038505020                   No                    14,700,000                  8.50            8/1/03            67.7
        10021104                     No                    12,500,000                                 8/19/03            76.7
       20038547001                   No                    12,500,000                  8.75           7/16/03            76.7
        10021590                     No                    13,100,000                                 8/26/03            72.5
        10019946                     No                    12,658,000                                 6/17/03            71.6
        10021510                     No                    11,300,000                                 8/14/03            79.6
       20038543020                   No                    12,125,000                  8.75           Various            74.2
      20038543020.1                  No                     3,200,000                  8.75            9/3/03
      20038543020.2                  No                     6,675,000                  8.75           7/15/03
      20038543020.3                  No                     2,250,000                  8.75            9/3/03
       20038003001                   No                    10,600,000                  8.25           5/15/03            79.4
        10019692                     No                    10,050,000                                  4/1/04            79.5
       20038505015                   No                    11,000,000                  8.75            7/9/03            72.6
        10018957                     No                    14,800,000                                 7/24/03            50.7
        10019510                     No                     9,200,000                                 4/30/03            79.9
        10019828                     No                     9,000,000                                 6/18/03            79.9
       20038030001                   No                    14,700,000                  8.00           5/23/03            47.6
        10020999                     No                    10,200,000                                 7/15/03            68.5
       20033925001                   No                     8,860,000               Various            9/5/03            75.1
      20033925001.1                  No                       500,000                  9.50            9/5/03
      20033925001.2                  No                     4,010,000                  8.50            9/5/03
      20033925001.3                  No                     1,220,000                  9.50            9/5/03
      20033925001.4                  No                       710,000                 10.00            9/5/03
      20033925001.5                  No                     1,250,000                  9.50            9/5/03
      20033925001.6                  No                     1,170,000                  9.00            9/5/03
       20038031001                   No                    10,100,000                  9.85           7/11/03            59.4
       20038032003                   No                    19,200,000                  7.50           6/10/03            31.2
        10021628                                           13,600,000                                                    40.0
        10021628                     No                     6,800,000                                  9/2/03            40.0
        10021628                     No                     6,800,000                                 9/16/03            40.0
        10020466                     No                     9,000,000                                 3/13/03            59.8
        10020086                     No                    11,500,000                                 8/15/03            45.2
       20039213002                   No                     7,000,000                  8.00           6/11/03            73.7
        10020090                     No                     6,900,000                                 6/20/03            72.1
        10020210                     No                     6,000,000                                  5/3/02            78.7
       20038505011                   No                     7,250,000                  7.00           6/19/03            63.4
       20038003020                   No                     5,790,000                  9.00            8/9/03            78.3
        10019841                     No                     6,440,000                                 10/1/03            69.9
        10020357                     No                     5,700,000                                12/15/03            72.8
        10021365                     No                     5,514,000                                 7/30/03            75.3
       20039243002                   No                     9,500,000                  9.25           6/24/03            42.0
       20038037001                   No                     5,000,000                  8.00           6/23/03            79.4
        10021704                     No                     5,640,000                                                    69.9
       20038505010                   No                     5,350,000                  8.50            6/3/03            73.4
        10019213                     No                     5,500,000                                  7/9/03            69.9
       20038538020                   No                     5,200,000                  8.25            7/2/03            73.9
       20038518001                   No                     4,800,000                  8.00            8/8/03            75.0
       20039209001                   No                     4,600,000                  9.50           7/11/03            78.2
       20038032020                   No                     5,100,000                  8.00           8/13/03            70.0
        10020732                     No                     5,000,000                                 8/25/03            70.7
       20039213001                   No                     4,700,000                  8.25           6/10/03            74.6
       20038032021                   No                     6,000,000                  8.00           8/13/03            57.9
        10021379                     No                     4,600,000                                 9/10/03            72.8
       20038507001                   No                     7,000,000                  7.00           7/31/03            47.1
        10020691                     No                     4,250,000                                  7/7/03            77.6
       20038005001                   No                     4,600,000                  6.25           7/25/03            70.6
        10020985                     No                     4,700,000                                 6/27/03            67.6
       20038505014                   No                     4,600,000                  8.75           7/15/03            67.8
       20038532020                   No                    41,200,000                  7.00           8/20/03             7.5
       20038032022                   No                     4,200,000                  8.01           8/13/03            70.2
       20028530008                   No                     3,950,000                  8.50            2/1/03            72.5
       20038035002                   No                     3,640,000                  8.50           7/23/03            74.2
        10020956                     No                     3,175,000                                 7/15/03            78.6
        10021057                     No                     3,100,000                                 7/15/03            79.9
        10021657                     No                     4,800,000                                 9/19/03            51.6
       20038543001                   No                     2,800,000                  9.00            8/4/03            75.0
        10020948                     No                     3,260,000                                 6/19/03            62.8
        10018932                     No                     2,850,000                                  7/7/03            70.1
       20038021020                   No                     2,600,000                 10.50            8/5/03            73.1
       20038505013                   No                     2,850,000                  7.50           6/29/03            66.6
       20038009002                   No                     2,625,000                  8.00            7/8/03            68.5
       20038037002                   No                     2,100,000                  8.30            7/6/03            77.3
       20038029020                   No                     2,000,000                 10.50           7/31/03            62.5

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                         MATURITY       ORIGINAL          ORIGINAL            CUTOFF            CUTOFF           % OF    LOAN GROUP
     LOAN #              LTV (%)         BALANCE          LOAN/UNIT          BALANCE         BALANCE/UNIT        IPB      1 OR 2
   20039213020           44.6         145,000,000.00            154       145,000,000.00             154        13.68%       1
   20039221020           48.1         114,000,000.00            125       114,000,000.00             125        10.76%       1
   20032920920           48.6          97,500,000.00            333        97,500,000.00             333         9.20%       1
      34487              76.3          76,293,172.00         34,459        76,073,172.00          34,360         7.20%       1
      34487              76.3          22,695,801.00         44,677        22,115,402.62          43,534
      34487              76.3          17,200,000.00         37,391        16,395,901.94          35,643
      34487              76.3          11,475,204.00         29,125        13,215,859.56          33,543
      34487              76.3          13,200,000.00         37,931        12,582,901.49          36,158
      34488              76.3          11,722,167.00         23,258        11,763,106.39          23,339
      34485              69.6          41,248,141.00         29,233        41,248,141.00          29,233         3.89%       2
   20038509021           64.5          34,000,000.00            204        34,000,000.00             204         3.21%       1
   20038532001           52.5          30,500,000.00            151        30,378,220.95             150         2.88%       1
   20039232020           20.7          30,000,000.00        173,410        30,000,000.00         173,410         2.83%       1
    10021911            130.8          28,500,000.00             33        28,500,000.00              33         2.69%       1
  20038552001A           52.3          24,800,000.00         32,041        24,716,509.96          31,933         2.34%       1
 20038552001A.1                        11,000,000.00                       10,962,968.13
 20038552001A.2                         7,700,000.00                        7,674,077.69
 20038552001A.3                         6,100,000.00                        6,079,464.14
  20039252001B           46.3          23,060,000.00             88        22,955,260.10              88         2.18%       1
 20039252001B.1                         1,190,000.00                        1,184,594.97
 20039252001B.2                         1,140,000.00                        1,134,822.07
 20039252001B.3                         1,190,000.00                        1,184,594.97
 20039252001B.4                           960,000.00                          955,639.64
 20039252001B.5                         1,220,000.00                        1,214,458.71
 20039252001B.6                         1,680,000.00                        1,672,369.37
 20039252001B.7                         1,490,000.00                        1,483,232.00
 20039252001B.8                         1,460,000.00                        1,453,368.62
 20039252001B.9                         1,140,000.00                        1,134,822.07
 20039252001B.10                        1,750,000.00                        1,742,051.43
 20039252001B.11                        1,260,000.00                        1,254,277.03
 20039252001B.12                        1,480,000.00                        1,473,277.78
 20039252001B.13                        1,610,000.00                        1,602,687.31
 20039252001B.14                          950,000.00                          945,685.00
 20039252001B.15                        1,970,000.00                        1,961,052.18
 20039252001B.16                        1,310,000.00                        1,304,049.92
 20039252001B.17                        1,260,000.00                        1,254,277.03
      22071              58.9          21,500,000.00            104        21,481,774.12             104         2.03%       1
  20038552001B           50.6          20,200,000.00         27,041        20,131,996.01          26,950         1.91%       1
 20038552001B.1                         8,300,000.00                        8,272,057.77
 20038552001B.2                         7,000,000.00                        6,976,434.26
 20038552001B.3                         4,900,000.00                        4,883,503.98
    10020568             74.1          18,600,000.00         57,585        18,600,000.00          57,585         1.76%       2
   20028003006           66.2          17,000,000.00         55,921        16,945,504.77          55,742         1.60%       2
   20038035003           67.3          16,800,000.00         45,652        16,800,000.00          45,652         1.59%       2
   20028551003           63.8          13,850,000.00             76        13,792,261.33              76         1.31%       1
    10019306             67.0          10,825,000.00         50,116        10,825,000.00          50,116         1.02%       2
   20038505020           63.4           9,950,000.00             72         9,950,000.00              72         0.94%       1
    10021104             65.7           9,600,000.00            213         9,592,517.30             213         0.91%       1
   20038547001           63.6           9,600,000.00            100         9,590,295.37              99         0.91%       1
    10021590             56.0           9,500,000.00             72         9,500,000.00              72         0.90%       1
    10019946             42.2           9,100,000.00             96         9,061,160.02              96         0.86%       1
    10021510             66.5           9,000,000.00         26,786         9,000,000.00          26,786         0.85%       2
   20038543020           62.3           9,000,000.00         21,898         8,991,784.67          21,878         0.85%       2
  20038543020.1                         2,240,000.00                        2,237,955.30
  20038543020.2                         4,960,000.00                        4,955,472.44
  20038543020.3                         1,800,000.00                        1,798,356.93
   20038003001           66.3           8,440,000.00             67         8,414,173.91              66         0.80%       1
    10019692             68.0           8,015,000.00             74         7,994,075.72              74         0.76%       1
   20038505015           62.3           8,000,000.00             99         7,986,417.18              99         0.75%       1
    10018957             50.7           7,500,000.00             51         7,500,000.00              51         0.71%       1
    10019510             67.9           7,360,000.00             72         7,346,474.71              72         0.69%       1
    10019828             60.4           7,200,000.00            124         7,189,247.31             124         0.68%       1
   20038030001           39.8           7,000,000.00         52,239         6,993,407.55          52,190         0.66%       1
    10020999             58.0           7,000,000.00             86         6,986,642.31              86         0.66%       1
   20033925001           57.6           6,650,000.00         11,982         6,650,000.00          11,982         0.63%       2
  20033925001.1                           400,000.00                          400,000.00
  20033925001.2                         2,820,000.00                        2,820,000.00
  20033925001.3                           975,000.00                          975,000.00
  20033925001.4                           560,000.00                          560,000.00
  20033925001.5                           960,000.00                          960,000.00
  20033925001.6                           935,000.00                          935,000.00
   20038031001           26.5           6,000,000.00             47         6,000,000.00              47         0.57%       1
   20038032003           0.00           6,100,000.00            365         5,984,658.99             358         0.58%       1
    10021628             33.6           5,440,000.00         20,606         5,440,000.00          20,606         0.51%       2
    10021628             33.6           5,440,000.00         20,606         5,440,000.00          20,606
    10021628             33.6           5,440,000.00         20,606         5,440,000.00          20,606
    10020466             46.6           5,400,000.00            112         5,378,234.59             112         0.51%       1
    10020086             45.2           5,200,000.00             47         5,200,000.00              47         0.49%       1
   20039213002           57.8           5,175,000.00             32         5,161,561.24              31         0.49%       1
    10020090             52.0           5,000,000.00             62         4,974,694.39              62         0.47%       1
    10020210             60.4           4,750,000.00         31,667         4,722,245.47          31,482         0.45%       2
   20038505011           53.6           4,600,000.00         82,143         4,596,055.68          82,072         0.43%       2
   20038003020           65.8           4,536,000.00            222         4,536,000.00             222         0.43%       1
    10019841             60.3           4,500,000.00            125         4,500,000.00             125         0.42%       1
    10020357             62.2           4,150,000.00            334         4,150,000.00             334         0.39%       1
    10021365             58.4           4,150,000.00             64         4,150,000.00              64         0.39%       2
   20039243002           35.7           4,000,000.00         16,129         3,992,698.39          16,100         0.38%       2
   20038037001           67.2           3,975,000.00         26,858         3,971,596.01          26,835         0.38%       1
    10021704             54.5           3,945,000.00             60         3,945,000.00              60         0.37%       1
   20038505010           53.2           3,938,000.00            130         3,927,047.51             130         0.37%       1
    10019213             60.4           3,850,000.00            266         3,847,238.13             266         0.36%       1
   20038538020           58.6           3,850,000.00            279         3,840,621.46             278         0.36%       1
   20038518001           63.2           3,600,000.00         38,710         3,600,000.00          38,710         0.34%       2
   20039209001           65.9           3,600,000.00             51         3,596,824.50              51         0.34%       1
   20038032020           65.0           3,575,000.00         20,313         3,571,527.82          20,293         0.34%       2
    10020732             60.3           3,533,000.00            259         3,533,000.00             259         0.33%       1
   20039213001           58.4           3,513,000.00             29         3,503,877.22              29         0.33%       1
   20038032021           53.7           3,475,000.00         23,480         3,471,624.94          23,457         0.33%       2
    10021379             61.5           3,350,000.00             82         3,350,000.00              82         0.32%       1
   20038507001           40.3           3,300,000.00            208         3,297,441.75             207         0.31%       1
    10020691             65.8           3,300,000.00         82,500         3,297,192.33          82,430         0.31%       2
   20038005001           59.0           3,250,000.00        141,304         3,246,939.22         141,171         0.31%       1
    10020985             57.4           3,184,000.00            102         3,175,348.18             102         0.30%       1
   20038505014            1.0           3,120,000.00            140         3,120,000.00             140         0.29%       1
   20038532020            7.5           3,100,000.00         37,349         3,100,000.00          37,349         0.29%       2
   20038032022           65.1           2,950,000.00         22,348         2,947,134.84          22,327         0.28%       2
   20028530008           61.7           2,865,000.00            263         2,865,000.00             263         0.27%       1
   20038035002           62.4           2,700,000.00         30,682         2,700,000.00          30,682         0.25%       2
    10020956             67.1           2,502,000.00         39,094         2,495,452.66          38,991         0.24%       2
    10021057             67.8           2,480,000.00         38,750         2,475,391.54          38,678         0.23%       2
    10021657             51.6           2,475,000.00             58         2,475,000.00              58         0.23%       1
   20038543001           69.6           2,100,000.00         10,606         2,100,000.00          10,606         0.20%       2
    10020948             53.2           2,050,000.00         39,423         2,048,223.94          39,389         0.19%       2
    10018932             60.1           2,000,000.00             72         1,996,541.67              72         0.19%       1
   20038021020           58.2           1,900,000.00             42         1,900,000.00              42         0.18%       1
   20038505013           56.9           1,900,000.00            190         1,898,519.05             190         0.18%       1
   20038009002           52.7           1,800,000.00            170         1,797,588.58             170         0.17%       1
   20038037002           65.4           1,625,000.00         13,320         1,623,608.43          13,308         0.15%       1
   20038029020           49.8           1,250,000.00             28         1,250,000.00              28         0.12%       1

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                             MATURITY          INTEREST   AMORTIZATION            ACCRUAL          MONTHLY DEBT       ANNUAL DEBT
         LOAN #                 BAL            RATE (%)       TYPE                 TYPE              SERVICE             SERVICE
       20039213020         127,069,436.69       5.5200     IO- Balloon          Actual/360          825,114.47        9,901,373.64
       20039221020          98,537,229.00       3.9675     IO- Balloon          Actual/360          542,119.63        6,505,435.56
       20032920920          86,963,858.12       5.3500     IO- Balloon          Actual/360          544,453.35        6,533,440.20
          34487             76,073,172.00       5.8200     IO - Balloon         Actual/360          464,022.55        5,568,270.60
          34487             22,115,402.62       5.8200     IO - Balloon         Actual/360          134,897.04        1,618,764.45
          34487             16,395,901.94       5.8200     IO - Balloon         Actual/360          100,009.87        1,200,118.47
          34487             13,215,859.56       5.8200     IO - Balloon         Actual/360           80,612.61          967,351.31
          34487             12,582,901.49       5.8200     IO - Balloon         Actual/360           76,751.76          921,021.15
          34488             11,763,106.39       5.8200     IO - Balloon         Actual/360           71,751.27          861,015.23
          34485             41,248,141.00       5.9500     IO - Balloon         Actual/360          254,221.80        3,050,661.60
       20038509021          28,716,859.13       5.8600     Balloon              Actual/360          200,797.01        2,409,564.12
       20038532001          25,445,251.53       5.4500     ARD                  Actual/360          172,220.05        2,066,640.60
       20039232020          30,000,000.00       5.3750     Interest Only        Actual/360          134,375.00        1,612,500.00
        10021911            23,706,315.73       5.4500     Balloon              Actual/360          158,049.51        1,896,594.12
      20038552001A          19,812,346.82       6.9500     ARD                  Actual/360          174,491.00        2,093,892.04
     20038552001A.1          8,787,734.46
     20038552001A.2          6,151,414.32
     20038552001A.3          4,873,198.04
      20039252001B          17,432,312.30       5.3000     ARD                  Actual/360          138,867.60        1,666,411.15
     20039252001B.1            899,585.96
     20039252001B.2            861,788.23
     20039252001B.3            899,585.96
     20039252001B.4            725,716.40
     20039252001B.5            922,264.60
     20039252001B.6          1,270,003.21
     20039252001B.7          1,126,372.33
     20039252001B.8          1,103,693.70
     20039252001B.9            861,788.23
     20039252001B.10         1,322,920.53
     20039252001B.11           952,502.78
     20039252001B.12         1,118,812.79
     20039252001B.13         1,217,086.89
     20039252001B.14           718,156.86
     20039252001B.15         1,489,230.54
     20039252001B.16           990,300.51
     20039252001B.17           952,502.78
          22071             19,430,004.72       5.9140     Balloon              Actual/360          127,717.02        1,532,604.24
      20038552001B          16,137,475.49       6.9500     ARD                  Actual/360          142,125.74        1,705,508.84
     20038552001B.1          6,630,744.88
     20038552001B.2          5,592,194.48
     20038552001B.3          3,914,536.13
        10020568            17,408,254.04       4.5600     Balloon              Actual/360           94,907.73        1,138,892.76
       20028003006          14,065,065.65       5.1900     Balloon              Actual/360           93,243.86        1,118,926.32
       20038035003          14,142,655.32       5.7500     Balloon              Actual/360           98,040.24        1,176,482.88
       20028551003          11,485,543.65       5.2600     Balloon              Actual/360           76,566.02          918,792.24
        10019306             9,309,673.57       5.7600     Balloon              Actual/360           62,144.05          745,728.60
       20038505020           9,326,403.17       6.1400     Balloon              Actual/360           60,553.80          726,645.60
        10021104             8,214,023.70       6.2300     ARD                  Actual/360           58,984.03          707,808.36
       20038547001           7,947,578.40       5.2100     Balloon              Actual/360           52,773.96          633,287.52
        10021590             7,338,157.74       5.8300     Balloon              Actual/360           60,225.23          722,702.76
        10019946             5,345,890.65       6.1250     Balloon              30/360               59,328.72          711,944.64
        10021510             7,510,805.65       5.4000     Balloon              Actual/360           50,537.77          606,453.24
       20038543020           7,548,380.04       5.6250     Balloon              Actual/360           51,809.07          621,708.84
      20038543020.1          1,878,707.92
      20038543020.2          4,159,995.84
      20038543020.3          1,509,676.28
       20038003001           7,029,588.83       5.4000     Balloon              Actual/360           47,393.20          568,718.39
        10019692             6,829,342.65       6.0900     Balloon              Actual/360           48,518.72          582,224.64
       20038505015           6,850,349.19       6.3300     Balloon              Actual/360           49,674.38          596,092.56
        10018957             7,500,000.00       5.0000     Balloon              30/360               31,250.00          375,000.00
        10019510             6,250,540.88       5.9800     ARD                  Actual/360           44,032.33          528,387.96
        10019828             5,436,831.48       5.1700     Balloon              Actual/360           42,806.69          513,680.28
       20038030001           5,848,353.27       5.5000     Balloon              Actual/360           39,745.23          476,942.76
        10020999             5,915,091.46       5.8100     Balloon              Actual/360           41,117.30          493,407.60
       20033925001           5,106,308.68       5.7500     Balloon              Actual/360           41,835.58          502,026.91
      20033925001.1            307,146.38
      20033925001.2          2,165,382.03
      20033925001.3            748,669.32
      20033925001.4            430,004.94
      20033925001.5            737,151.33
      20033925001.6            717,954.68
       20038031001           2,674,870.53       6.0000     Balloon              Actual/360           50,631.41          607,576.92
       20038032003                   0.00       5.2000     Fully Amortizing     Actual/360           65,297.93          783,575.16
        10021628             4,566,452.34       5.5900     Balloon              Actual/360           31,195.60          374,347.20
        10021628             4,566,452.34       5.5900     Balloon              Actual/360           31,195.60          374,347.20
        10021628             4,566,452.34       5.5900     Balloon              Actual/360           31,195.60          374,347.20
        10020466             4,192,900.50       5.9800     Balloon              Actual/360           34,726.29          416,715.48
        10020086             5,200,000.00       5.3000     Balloon              30/360               22,966.67          275,600.04
       20039213002           4,045,444.12       6.2800     ARD                  Actual/360           34,233.92          410,807.03
        10020090             3,589,892.09       6.1600     Balloon              Actual/360           34,628.12          415,537.44
        10020210             3,625,434.05       5.4700     Balloon              Actual/360           29,084.12          349,009.44
       20038505011           3,886,787.32       5.8700     Balloon              Actual/360           27,196.04          326,352.48
       20038003020           3,809,252.32       5.6700     Balloon              Actual/360           26,240.79          314,889.48
        10019841             3,884,895.18       6.5600     ARD                  Actual/360           28,620.86          343,450.32
        10020357             3,546,801.72       6.2000     ARD                  Actual/360           25,417.46          305,009.52
        10021365             3,220,754.62       5.9700     Balloon              Actual/360           26,662.46          319,949.52
       20039243002           3,393,595.74       6.0100     Balloon              Actual/360           24,007.74          288,092.88
       20038037001           3,359,193.15       5.8750     Balloon              Actual/360           23,513.63          282,163.56
        10021704             3,074,938.61       6.1000     Balloon              Actual/360           25,659.39          307,912.68
       20038505010           2,848,611.32       5.8200     Balloon              Actual/360           23,156.51          277,878.12
        10019213             3,322,016.21       6.5300     ARD                  Actual/360           24,410.63          292,927.56
       20038538020           3,045,129.35       6.6400     ARD                  Actual/360           26,333.28          315,999.36
       20038518001           3,033,315.45       5.7800     Balloon              Actual/360           21,077.28          252,927.36
       20039209001           3,031,789.96       5.7600     Balloon              Actual/360           21,031.50          252,378.00
       20038032020           3,315,911.37       5.3750     Balloon              Actual/360           20,018.97          240,227.64
        10020732             3,012,566.21       6.1200     ARD                  Actual/360           21,455.46          257,465.52
       20039213001           2,746,211.63       6.2800     ARD                  Actual/360           23,239.37          278,872.44
       20038032021           3,223,158.60       5.3750     Balloon              Actual/360           19,459.00          233,508.00
        10021379             2,829,890.84       5.8000     Balloon              Actual/360           19,656.23          235,874.76
       20038507001           2,819,574.97       6.2500     Balloon              Actual/360           20,318.67          243,824.04
        10020691             2,796,669.29       5.9000     Balloon              Actual/360           19,573.50          234,882.00
       20038005001           2,715,307.28       5.5000     Balloon              Actual/360           18,453.14          221,437.71
        10020985             2,699,570.98       5.9200     Balloon              Actual/360           18,926.23          227,114.76
       20038505014              46,372.24       6.2600     Fully Amortizing     Actual/360           26,768.60          321,223.20
       20038532020           3,100,000.00       5.6200     Interest Only        Actual/360           14,518.33          174,219.96
       20038032022           2,736,206.58       5.3750     Balloon              Actual/360           16,519.15          198,229.80
       20028530008           2,437,023.00       6.1000     ARD                  Actual/360           17,361.75          208,341.00
       20038035002           2,272,926.33       5.7500     Balloon              Actual/360           15,756.47          189,077.64
        10020956             2,131,263.22       6.0800     Balloon              Actual/360           15,129.68          181,556.16
        10021057             2,103,077.65       5.9300     Balloon              Actual/360           14,757.43          177,089.16
        10021657             2,475,000.00       5.2400     Balloon              Actual/360           13,947.99          167,375.88
       20038543001           1,947,741.32       5.3750     Balloon              Actual/360           11,759.40          141,112.80
        10020948             1,733,725.46       5.8300     Balloon              Actual/360           12,067.63          144,811.56
        10018932             1,711,778.53       6.2500     Balloon              Actual/360           12,314.34          147,772.08
       20038021020           1,514,010.08       6.8750     Balloon              Actual/360           13,277.68          159,332.16
       20038505013           1,622,458.76       6.2300     Balloon              Actual/360           11,673.92          140,087.04
       20038009002           1,382,321.75       5.7500     ARD                  Actual/360           11,323.92          135,887.04
       20038037002           1,373,255.06       5.8750     Balloon              Actual/360            9,612.49          115,349.88
       20038029020             996,059.95       6.8750     Balloon              Actual/360            8,735.31          104,823.72

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


         LOAN #            I/O PERIOD           TERM        REM. TERM      AMORT TERM        REM. AMORT    SEASONING    CUTOFF DATE
       20039213020             24                 120          120             360                360          0          11/1/03
       20039221020             36                 120          117             360                360          3          11/1/03
       20032920920             36                 120          119             360                360          1          11/1/03
          34487                12                  84          84              330                330          0          11/1/03
          34487                12                  84          84              330                330          0          11/1/03
          34487                12                  84          84              330                330          0          11/1/03
          34487                12                  84          84              330                330          0          11/1/03
          34487                12                  84          84              330                330          0          11/1/03
          34488                12                  84          84              330                330          0          11/1/03
          34485                24                 120          120             330                330          0          11/1/03
       20038509021                                120          120             360                360          0          11/1/03
       20038532001                                120          116             360                356          4          11/1/03
       20039232020            120                 120          120              0                   0          0          11/1/03
        10021911               0                  132          132             360                360          0
      20038552001A                                120          117             300                297          3          11/1/03
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B                                120          117             300                297          3          11/1/03
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                0                   84          83              360                359          1          11/1/03
      20038552001B                                120          117             300                297          3          11/1/03
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568               0                   84          83              360                359          1
       20028003006                                120          117             360                357          3          11/1/03
       20038035003                                120          120             360                360          0          11/1/03
       20028551003                                120          116             360                356          4          11/1/03
        10019306               0                  120          120             360                360          0
       20038505020                                 60          60              360                360          0          11/1/03
        10021104               0                  120          119             360                359          1
       20038547001                                120          119             360                359          1          11/1/03
        10021590               0                  120          120             300                300          0
        10019946               0                  180          177             300                297          3
        10021510               0                  120          120             360                360          0
       20038543020                                120          119             360                359          1          11/1/03
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001                                120          117             360                357          3          11/1/03
        10019692               0                  120          117             360                357          3
       20038505015                                120          118             360                358          2          11/1/03
        10018957               0                   84          83               0                  -1          1
        10019510               0                  120          118             360                358          2
        10019828               0                  120          119             300                299          1
       20038030001                                120          119             360                359          1          11/1/03
        10020999               0                  120          118             360                358          2
       20033925001                                120          120             300                300          0          11/1/03
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001                                120          120             180                180          0          11/1/03
       20038032003                                120          117             120                117          3          11/1/03
        10021628               0                  120          120             360                360          0
        10021628               0                  120          120             360                360          0
        10021628               0                  120          120             360                360          0
        10020466               0                  120          117             300                297          3
        10020086               0                   84          83               0                  -1          1
       20039213002                                120          118             300                298          2          11/1/03
        10020090               0                  120          117             264                261          3
        10020210               0                  120          116             300                296          4
       20038505011                                120          119             360                359          1          11/1/03
       20038003020                                120          120             360                360          0          11/1/03
        10019841               0                  120          120             360                360          0
        10020357               0                  120          120             360                360          0
        10021365               0                  120          120             300                300          0
       20039243002                                120          118             360                358          2          11/1/03
       20038037001                                120          119             360                359          1          11/1/03
        10021704               0                  120          120             300                300          0
       20038505010                                180          177             360                357          3          11/1/03
        10019213               0                  120          119             360                359          1
       20038538020                                120          118             300                298          2          11/1/03
       20038518001                                120          120             360                360          0          11/1/03
       20039209001                                120          119             360                359          1          11/1/03
       20038032020                                 60          59              360                359          1          11/1/03
        10020732               0                  120          120             360                360          0
       20039213001                                120          118             300                298          2          11/1/03
       20038032021                                 60          59              360                359          1          11/1/03
        10021379               0                  120          120             360                360          0
       20038507001                                120          119             360                359          1          11/1/03
        10020691               0                  120          119             360                359          1
       20038005001                                120          119             360                359          1          11/1/03
        10020985               0                  120          117             360                357          3
       20038505014                                180          180             180                180          0          11/1/03
       20038532020            120                 120          120              0                   0          0          11/1/03
       20038032022                                 60          59              360                359          1          11/1/03
       20028530008                                120          120             360                360          0          11/1/03
       20038035002                                120          120             360                360          0          11/1/03
        10020956               0                  120          117             360                357          3
        10021057               0                  120          118             360                358          2
        10021657               0                   84          83              500                499          1
       20038543001                                 60          60              360                360          0          11/1/03
        10020948               0                  120          119             360                359          1
        10018932               0                  120          118             360                358          2
       20038021020                                120          120             300                300          0          11/1/03
       20038505013                                120          119             360                359          1          11/1/03
       20038009002                                120          119             300                299          1          11/1/03
       20038037002                                120          119             360                359          1          11/1/03
       20038029020                                120          120             300                300          0          11/1/03

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                                                               FIRST
                                                                              PAYMENT                    MATURITY/ARD     FINAL
         LOAN #          PAYMENT DATE     GRACE PERIOD         NOTE DATE        DATE        ARD (Y/N)        DATE        MAT DATE
       20039213020             1               5                 10/15/03      12/1/03         No           11/1/13
       20039221020             1               5                   8/1/03      9/1/03          No            8/1/13
       20032920920             1               10                 9/22/03      11/1/03         No           10/1/13
          34487                                7                               12/1/03                      11/1/10
          34487                                7                               12/1/03                      11/1/10
          34487                                7                               12/1/03                      11/1/10
          34487                                7                               12/1/03                      11/1/10
          34487                                7                               12/1/03                      11/1/10
          34488                                7                               12/1/03                      11/1/10
          34485                                7                               12/1/03                      11/1/13
       20038509021             1               5                 10/15/03      12/1/03         No           11/1/13
       20038532001             1               5                  6/30/03      8/1/03         Yes            7/1/13        6/1/33
       20039232020             1               5                 10/15/03      12/1/03         No           11/1/13
        10021911             37956             0                               12/1/03         No           11/1/14       11/1/14
      20038552001A             1               5                  7/22/03      9/1/03         Yes            8/1/13        8/1/28
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B             1               0                  7/21/03      9/1/03         Yes            8/1/13      8/1/2028
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                1               5                  9/25/03      11/1/03         No           10/1/10       10/1/10
      20038552001B             1               5                  7/22/03      9/1/03         Yes            8/1/13        8/1/28
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568             37956             5                   9/2/03      11/1/03         No           10/1/10       10/1/10
       20028003006             1               5                  7/15/03      9/1/03          No            8/1/13
       20038035003             1               5                 10/10/03      12/1/03         No           11/1/13
       20028551003             1               5                  6/30/03      8/1/03          No            7/1/13
        10019306             37956             0                               12/1/03         No           11/1/13       11/1/13
       20038505020             1               5                 10/15/03      12/1/03         No           11/1/08
        10021104             37956             5                  9/19/03      11/1/03        Yes           10/1/13       10/1/33
       20038547001             1               5                   9/5/03      11/1/03         No           10/1/13
        10021590             37956             5                  10/6/03      12/1/03         No           11/1/13       11/1/13
        10019946             37956             5                  7/31/03      9/1/03          No            8/1/18        8/1/18
        10021510             37956             5                  10/2/03      12/1/03         No           11/1/13       11/1/13
       20038543020             1               5                  9/30/03      11/1/03         No           10/1/13
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001             1               5                   7/7/03      9/1/03          No            8/1/13
        10019692             37956             5                  7/30/03      9/1/03          No            8/1/13        8/1/13
       20038505015             1               5                  8/29/03      10/1/03         No            9/1/13
        10018957             37956             5                  9/26/03      11/1/03         No           10/1/10       10/1/10
        10019510             37956             5                  8/14/03      10/1/03        Yes            9/1/13        9/1/33
        10019828             37956             5                   9/3/03      11/1/03         No           10/1/13       10/1/13
       20038030001             1               5                  9/24/03      11/1/03         No           10/1/13
        10020999             37956             5                   8/8/03      10/1/03         No            9/1/13        9/1/13
       20033925001             1               5                 10/15/03      12/1/03         No           11/1/13
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001             1               5                 10/17/03      12/1/03         No           11/1/13
       20038032003             1               5                  7/22/03      9/1/03          No            8/1/13
        10021628             37956             0                  10/3/03      12/1/03         No           11/1/13       11/1/13
        10021628             37956             0                  10/3/03      12/1/03         No           11/1/13       11/1/13
        10021628             37956             0                  10/3/03      12/1/03         No           11/1/13       11/1/13
        10020466             37956             5                  7/16/03      9/1/03          No            8/1/13        8/1/13
        10020086             37956             5                  9/24/03      11/1/03         No           10/1/10       10/1/10
       20039213002             1               5                   8/6/03      10/1/03        Yes            9/1/13        9/1/28
        10020090             37956             5                  7/31/03      9/1/03          No            8/1/13        8/1/13
        10020210             37956             5                   6/6/03      8/1/03          No            7/1/13        7/1/13
       20038505011             1               5                  9/10/03      11/1/03         No           10/1/13
       20038003020             1               5                 10/30/03      12/1/03         No           11/1/13
        10019841             37956             0                               12/1/03        Yes           11/1/13       11/1/33
        10020357             37956             0                  10/1/03      12/1/03        Yes           11/1/13       11/1/33
        10021365             37956             0                 10/16/03      12/1/03         No           11/1/13       11/1/13
       20039243002             1               5                  8/27/03      10/1/03         No            9/1/13
       20038037001             1               5                  9/29/03      11/1/03         No           10/1/13
        10021704             37956             0                               12/1/03         No           11/1/13       11/1/13
       20038505010             1               5                  7/21/03      9/1/03          No            8/1/18
        10019213             37956             5                               11/1/03        Yes           10/1/13       10/1/33
       20038538020             1               5                  8/29/03      10/1/03        Yes            9/1/13        9/1/28
       20038518001             1               5                 10/21/03      12/1/03         No           11/1/13
       20039209001             1               5                  9/25/03      11/1/03         No           10/1/13
       20038032020             1               5                  9/24/03      11/1/03         No           10/1/08
        10020732             37956             0                 10/15/03      12/1/03        Yes           11/1/13       11/1/33
       20039213001             1               5                   8/6/03      10/1/03        Yes            9/1/13        9/1/28
       20038032021             1               5                  9/24/03      11/1/03         No           10/1/08
        10021379             37956             0                               12/1/03         No           11/1/13       11/1/13
       20038507001             1               5                   9/1/03      11/1/03         No           10/1/13
        10020691             37956             5                   9/8/03      11/1/03         No           10/1/13       10/1/13
       20038005001             1               5                  9/26/03      11/1/03         No           10/1/13
        10020985             37956             5                  7/30/03      9/1/03          No            8/1/13        8/1/13
       20038505014             1               5                 10/15/03      12/1/03         No           11/1/18
       20038532020             1               5                  10/2/03      12/1/03         No           11/1/13
       20038032022             1               5                  9/24/03      11/1/03         No           10/1/08
       20028530008             1               5                 10/15/03      12/1/03        Yes           11/1/13       11/1/33
       20038035002             1               5                 10/10/03      12/1/03         No           11/1/13
        10020956             37956             5                  7/30/03      9/1/03          No            8/1/13        8/1/13
        10021057             37956             5                  8/28/03      10/1/03         No            9/1/13        9/1/13
        10021657             37956             0                               11/1/03         No           10/1/10       10/1/10
       20038543001             1               10                 10/3/03      12/1/03         No           11/1/08
        10020948             37956             5                  9/22/03      11/1/03         No           10/1/13       10/1/13
        10018932             37956             5                  8/26/03      10/1/03         No            9/1/13        9/1/13
       20038021020             1               5                 10/15/03      12/1/03         No           11/1/13
       20038505013             1               5                   9/5/03      11/1/03         No           10/1/13
       20038009002             1               5                  9/19/03      11/1/03        Yes           10/1/13        9/1/33
       20038037002             1               5                  9/29/03      11/1/03         No           10/1/13
       20038029020             1               5                 10/15/03      12/1/03         No           11/1/13

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.




                                                                           MOST
     LOAN #            ARD STEP UP (%)        2001 NOI       2002 NOI   RECENT NOI        AS OF           UW NOI        UW NCF
   20039213020                              27,874,740     27,419,288    26,138,045       7/31/03       25,191,469     23,042,709
   20039221020                              14,403,474     14,670,146    14,683,284        5/2/03       14,882,320     14,055,968
   20032920920                              11,321,944     12,397,114    12,643,298       8/30/03       12,890,320     12,265,060
      34487                                  7,141,412      7,632,615     7,720,784       Various        7,552,043      7,441,743
      34487                                  1,943,913      2,195,646     2,208,692       5/31/03        2,217,664      2,192,414
      34487                                  1,591,449      1,670,626     1,725,014       6/30/03        1,737,496      1,714,596
      34487                                  1,113,585      1,167,107     1,174,528       5/31/03        1,128,205      1,108,505
      34487                                  1,254,166      1,339,068     1,355,778       6/30/03        1,311,117      1,293,867
      34488                                  1,238,299      1,260,168     1,256,772       6/30/03        1,157,561      1,132,361
      34485                                  4,093,178      4,230,874     4,355,844       6/30/03        4,053,770      3,984,570
   20038509021                               3,217,339      3,300,718                                    3,479,418      3,355,255
   20038532001              1.75             2,871,600      2,379,257                                    3,322,244      3,066,034
   20039232020                               1,892,814      2,248,121                                    9,358,110      9,314,360
    10021911                                         0              0             0                     14,051,087     13,516,798
  20038552001A               2.0             4,771,228      4,732,066     4,056,235       8/31/03        4,320,380      3,610,078
 20038552001A.1                              2,050,236      2,196,441     1,699,896       8/31/03        1,804,148      1,513,767
 20038552001A.2                              1,592,982      1,401,176     1,280,540       8/31/03        1,373,372      1,146,692
 20038552001A.3                              1,128,010      1,134,449     1,075,799       8/31/03        1,142,860        949,619
  20039252001B               2.0                                                                         3,219,665      2,919,553
 20039252001B.1                                                                                            165,767        150,170
 20039252001B.2                                                                                            160,577        144,306
 20039252001B.3                                                                                            166,978        150,058
 20039252001B.4                                                                                            138,648        122,044
 20039252001B.5                                                                                            172,380        154,913
 20039252001B.6                                                                                            233,916        213,374
 20039252001B.7                                                                                            206,416        188,289
 20039252001B.8                                                                                            201,670        185,066
 20039252001B.9                                                                                            160,373        144,122
 20039252001B.10                                                                                           241,146        221,894
 20039252001B.11                                                                                           176,461        159,858
 20039252001B.12                                                                                           206,234        186,829
 20039252001B.13                                                                                           223,047        203,459
 20039252001B.14                                                                                           133,646        120,103
 20039252001B.15                                                                                           271,041        250,039
 20039252001B.16                                                                                           184,320        165,926
 20039252001B.17                                                                                           177,044        159,104
      22071                                  3,467,874      2,214,252     2,214,252      12/31/02        2,437,880      2,210,274
  20038552001B               2.0             3,336,953      3,500,107     3,323,480       8/31/03        3,477,239      2,874,794
 20038552001B.1                              1,183,545      1,402,218     1,207,142       8/31/03        1,209,617      1,005,424
 20038552001B.2                              1,196,670      1,309,503     1,349,341       8/31/03        1,385,002      1,168,491
 20038552001B.3                                956,738        788,386       766,997       8/31/03          882,620        700,879
    10020568                                 1,958,564      1,887,437     1,691,343       7/31/03        1,663,704      1,663,704
   20028003006                                                349,255       569,858       2/28/03        1,420,391      1,344,391
   20038035003                               1,750,436      1,553,951     1,574,077       6/30/03        1,702,266      1,621,306
   20028551003                                              1,637,888                                    1,593,537      1,474,250
    10019306                                         0              0       959,827       8/31/03        1,037,653      1,037,653
   20038505020                                 916,936        898,639       933,614       5/31/03        1,177,471      1,011,331
    10021104                                         0              0             0                        959,521        959,521
   20038547001                                 554,805        730,215                                      992,589        917,330
    10021590                                 1,152,210      1,166,565     1,202,224       6/30/03        1,085,679      1,085,679
    10019946                                         0        766,421     1,108,206       8/31/03        1,083,159      1,017,951
    10021510                                 1,237,695      1,201,304     1,003,007       8/25/03          978,114        978,114
   20038543020                                                803,845       814,349       6/30/03          891,153        787,943
  20038543020.1                                108,850        203,924       206,757       6/30/03          211,928        184,928
  20038543020.2                                               416,271       433,666       6/30/03          465,219        412,469
  20038543020.3                                164,860        183,650       173,926       6/30/03          214,006        190,546
   20038003001                                 820,207        714,566       822,665       3/30/03          866,493        817,938
    10019692                                         0              0       678,438       6/30/03          815,075        735,326
   20038505015                                 823,934        946,987       990,917       6/30/03          907,429        788,695
    10018957                                         0      1,172,610     1,186,413       9/29/03        1,185,590      1,137,436
    10019510                                   858,968        774,312       894,638       7/31/03          774,141        742,902
    10019828                                         0        146,409       624,793       7/31/03          654,322        646,747
   20038030001                                 224,682        408,173       347,261       4/30/03        1,137,748      1,102,513
    10020999                                 1,032,003        938,514       967,364       6/30/03          839,147        761,489
   20033925001                                 803,038        818,931       826,624       7/31/03          759,187        731,437
  20033925001.1                                 55,717         57,412        50,444       7/31/03           44,700         43,200
  20033925001.2                                314,107        330,057       347,872       7/31/03          334,280        318,880
  20033925001.3                                137,795        127,860       122,495       7/31/03          105,744        103,094
  20033925001.4                                 74,840         74,711        66,494       7/31/03           57,356         55,106
  20033925001.5                                116,477        120,816       119,320       7/31/03          112,957        109,457
  20033925001.6                                104,101        108,075       119,999       7/31/03          104,150        101,700
   20038031001                                 225,825        681,896                                    1,003,187        871,107
   20038032003                               1,129,719      1,329,999     1,342,469       6/30/03        1,306,256      1,243,160
    10021628                                   552,233        635,446       660,263       8/31/03          557,125        557,125
    10021628                                   367,601        441,331       451,322       8/31/03          378,523        378,523
    10021628                                   184,632        194,115       208,941       8/31/03          178,602        178,602
    10020466                                   355,443        492,002       661,000       6/30/03          630,509        630,509
    10020086                                   653,543        642,649       863,793       8/31/03          482,511        415,607
   20039213002               2.0                                                                           557,745        514,863
    10020090                                         0        733,428       686,912      12/31/02          637,687        541,629
    10020210                                         0        411,258       551,038       6/30/03          451,750        451,750
   20038505011                                 474,045        388,214       417,982       5/31/03          423,950        407,760
   20038003020                                                              133,933       8/31/03          478,810        448,439
    10019841                                         0        265,666       532,586       8/31/03          489,478        467,365
    10020357                                   472,594        461,572       519,520       3/31/03          404,747        382,333
    10021365                                         0              0             0                        441,131        441,131
   20039243002                               1,004,005        740,559       638,911       5/31/03          725,094        663,094
   20038037001                                 378,390        356,675       338,431       5/31/03          357,310        349,310
    10021704                                         0              0             0                        539,073        539,073
   20038505010                                 457,456        431,924       474,308       5/31/03          427,627        402,087
    10019213                                         0              0             0                        385,826        385,826
   20038538020               2.0                                                                           429,413        427,341
   20038518001                                 318,772        398,023       414,482       8/31/03          396,363        372,648
   20039209001                                 370,989        407,408       413,876       6/30/03          388,406        340,210
   20038032020                                 529,494        429,717       418,471       6/30/03          419,561        373,625
    10020732                                         0              0             0                        342,302        342,302
   20039213001               2.0                                                                           379,534        348,209
   20038032021                                 436,851        426,797       441,544       6/30/03          467,562        426,270
    10021379                                         0              0             0                        409,716        372,683
   20038507001                                 475,254        406,958       431,728       6/30/03          474,000        447,208
    10020691                                         0         99,412       354,589       8/31/03          285,061        285,061
   20038005001                                                                                             304,148        298,398
    10020985                                   447,439        498,866       502,694       6/30/03          321,736        283,899
   20038505014                                 407,539        413,481       426,348       7/31/03          398,430        376,810
   20038532020                                 197,614        473,822       822,494       6/30/03        2,690,886      2,670,136
   20038032022                                 305,638        291,636       298,423       6/30/03          322,506        287,835
   20028530008               2.0                                                                           316,293        314,657
   20038035002                                 238,678        209,093       161,430       6/30/03          268,167        246,167
    10020956                                   324,275        315,125       314,505       6/30/03          240,050        240,050
    10021057                                   299,894        299,559       376,796       6/30/03          243,322        243,322
    10021657                                         0              0             0                        357,723        332,879
   20038543001                                 335,389        324,482       288,457       5/31/03          191,158        179,358
    10020948                                   176,075        206,044       233,774       7/31/03          188,857        188,857
    10018932                                         0        298,492       306,618      12/31/02          253,955        230,312
   20038021020                                 314,349        292,728       288,359       6/30/03          257,872        251,159
   20038505013                                                 88,718       160,925       6/30/03          195,860        184,965
   20038009002               2.0                                                                           190,565        188,976
   20038037002                                 166,659        184,091       191,157       6/30/03          174,724        168,065
   20038029020                                 116,276        225,981       251,539       6/30/03          206,485        199,705

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


         LOAN #           UW DSCR      HOLDBACK     HOLDBACK AMT           HOLDBACK DESC.
       20039213020         2.33           No
       20039221020         2.16           No
       20032920920         1.88           No
          34487            1.34
          34487            1.35
          34487            1.43
          34487            1.15
          34487            1.40
          34488            1.32
          34485            1.31           No
       20038509021         1.39           No
       20038532001         1.48           No
       20039232020         5.78           No
        10021911           7.13           No                  0
      20038552001A         1.72           No
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B         1.75           No
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071            1.44           No
      20038552001B         1.69           No
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568           1.46           No                  0
       20028003006         1.20           No
       20038035003         1.38           No
       20028551003         1.60           No
        10019306           1.37           No                  0
       20038505020         1.39           No
        10021104           1.36           No                  0
       20038547001         1.45           No
        10021590           1.50           No                  0
        10019946           1.43           No                  0
        10021510           1.61           No                  0
       20038543020         1.27           No
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001         1.44           No
        10019692           1.26           Yes            70,000      Holdback for acceptable tenant estoppel from Ferra
       20038505015         1.32           No
        10018957           3.03           No                  0
        10019510           1.41           No                  0
        10019828           1.26           Yes            50,000      $50,000 holdback for vacant space
       20038030001         2.31           No
        10020999           1.54           Yes             5,800      Estoppel, Well Abandonment
       20033925001         1.46           No
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001         1.43           No
       20038032003         1.59           No
        10021628                          No                  0
        10021628           1.52           No                  0
        10021628           1.40           No                  0
        10020466           1.51           No                  0
        10020086           1.51           No                  0
       20039213002         1.25           No
        10020090           1.30           No                  0
        10020210           1.29           No                  0
       20038505011         1.25           No
       20038003020         1.42           No
        10019841           1.36           No                  0
        10020357           1.25           Yes           250,000      Release upon: 1) Lease premises currently occupied
        10021365           1.38           No                  0
       20039243002         2.30           No
       20038037001         1.24           No
        10021704           1.75           No                  0
       20038505010         1.45           No
        10019213           1.32           Yes            12,500      Punchlist Holdback
       20038538020         1.35           No
       20038518001         1.47           No
       20039209001         1.35           No
       20038032020         1.56           No
        10020732           1.33           No                  0
       20039213001         1.25           No
       20038032021         1.83           No
        10021379           1.58           No                  0
       20038507001         1.83           No
        10020691           1.21           No                  0
       20038005001         1.35           No
        10020985           1.25           No                  0
       20038505014         1.17           No
       20038532020         15.33          No
       20038032022         1.45           No
       20028530008         1.51           No
       20038035002         1.30           Yes           200,000      Lease up holdback. To be released 4/1/04 to 1/31/05 subject to a DSCR greater than 1.38x, a debt service coverage constant ratio of 0.97x, minimum occupancy of 92%, EGI of at least
                                                                        $523,000 and concessions less than 1%.
        10020956           1.32           No                  0
        10021057           1.37           No                  0
        10021657           1.99           No                  0
       20038543001         1.27           No
        10020948           1.30           No                  0
        10018932           1.56           No                  0
       20038021020         1.58           No
       20038505013         1.32           No
       20038009002         1.39           No
       20038037002         1.46           No
       20038029020         1.91           No

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.




         LOAN #           DEFEASANCE ALLOWED   LOCKOUT END DATE
       20039213020               Yes               11/30/05
       20039221020               Yes               11/30/05
       20032920920               Yes               11/30/05
          34487                  Yes               11/30/05
          34487                  Yes               11/30/05
          34487                  Yes               11/30/05
          34487                  Yes               11/30/05
          34487                  Yes               11/30/05
          34488                  Yes               11/30/05
          34485                  Yes               11/30/05
       20038509021               Yes               11/30/05
       20038532001               Yes               11/30/05
       20039232020               Yes               11/30/05
        10021911                 Yes
      20038552001A               Yes               11/30/05
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B               Yes               11/30/05
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                  Yes               11/30/05
      20038552001B               Yes               11/30/05
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                 Yes
       20028003006               Yes               11/30/05
       20038035003               Yes               11/30/05
       20028551003               Yes               11/30/05
        10019306                 Yes
       20038505020                No                5/31/06
        10021104                 Yes
       20038547001               Yes               11/30/05
        10021590                 Yes
        10019946                  No
        10021510                 Yes
       20038543020               Yes               11/30/05
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001               Yes               11/30/05
        10019692                 Yes
       20038505015               Yes               11/30/05
        10018957                  No
        10019510                 Yes
        10019828                 Yes
       20038030001               Yes               11/30/05
        10020999                 Yes
       20033925001               Yes               11/30/05
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001               Yes               11/30/05
       20038032003               Yes               11/30/05
        10021628                 Yes
        10021628                 Yes
        10021628                 Yes
        10020466                 Yes
        10020086                  No
       20039213002               Yes               11/30/05
        10020090                 Yes
        10020210                 Yes
       20038505011                No                9/30/08
       20038003020               Yes               11/30/05
        10019841                 Yes
        10020357                 Yes
        10021365                  No
       20039243002               Yes               11/30/05
       20038037001               Yes               11/30/05
        10021704                 Yes
       20038505010               Yes               11/30/05
        10019213                 Yes
       20038538020               Yes               11/30/05
       20038518001                No               11/30/08
       20039209001               Yes               11/30/05
       20038032020               Yes               11/30/05
        10020732                 Yes
       20039213001               Yes               11/30/05
       20038032021               Yes               11/30/05
        10021379                 Yes
       20038507001               Yes               11/30/05
        10020691                 Yes
       20038005001               Yes               11/30/05
        10020985                 Yes
       20038505014               Yes               11/30/05
       20038532020               Yes               11/30/05
       20038032022               Yes               11/30/05
       20028530008               Yes               11/30/05
       20038035002               Yes               11/30/05
        10020956                 Yes
        10021057                 Yes
        10021657                  No
       20038543001               Yes               11/30/05
        10020948                 Yes
        10018932                 Yes
       20038021020               Yes               11/30/05
       20038505013               Yes               11/30/05
       20038009002               Yes               11/30/05
       20038037002               Yes               11/30/05
       20038029020               Yes               11/30/05

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.





         LOAN #           DEFEASANCE SUMMARY
      20039213020         Earlier of (4) years from the note date or (2) years from first securitization.
       20039221020        Earlier of (3) years from the note date or (2) years from first securitization.
       20032920920        Earlier of (3) years from the note date or (2) years from first securitization.
          34487           Earlier of four years from first payment date or two years after securitization.
          34487           Earlier of four years from first payment date or two years after securitization.
          34487           Earlier of four years from first payment date or two years after securitization.
          34487           Earlier of four years from first payment date or two years after securitization.
          34487           Earlier of four years from first payment date or two years after securitization.
          34488           Earlier of four years from first payment date or two years after securitization.
          34485           Earlier of four years from first payment date or two years after securitization.
       20038509021        Earlier of (4) years from the note date or (2) years from first securitization.
       20038532001        Earlier of (4) years from the note date or (2) years from first securitization.
       20039232020        Earlier of (4) years from the note date or (2) years from first securitization.
        10021911
      20038552001A        Earlier of (4) years from the note date or (2) years from first securitization.
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B        Earlier of (4) years from the note date or (2) years from first securitization.
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071           Earlier of four years from first payment date or two years after securitization.
      20038552001B        Earlier of (4) years from the note date or (2) years from first securitization.
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568
       20028003006        Earlier of (4) years from the note date or (2) years from first securitization.
       20038035003        Earlier of (4) years from the note date or (2) years from first securitization.
       20028551003        Earlier of (5) years from the note date or (2) years from first securitization.
        10019306
       20038505020
        10021104
       20038547001        Earlier of (4) years from the note date or (2) years from first securitization.
        10021590
        10019946
        10021510
       20038543020        Earlier of (4) years from the note date or (2) years from first securitization.
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001        Earlier of (4) years from the note date or (2) years from first securitization.
        10019692
       20038505015        Earlier of (4) years from the note date or (2) years from first securitization.
        10018957
        10019510
        10019828
       20038030001        Earlier of (4) years from the note date or (2) years from first securitization.
        10020999
       20033925001        Earlier of (4) years from the note date or (2) years from first securitization.
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001        Earlier of (4) years from the note date or (2) years from first securitization.
       20038032003        Earlier of (4) years from the note date or (2) years from first securitization.
        10021628
        10021628
        10021628
        10020466
        10020086
       20039213002        Earlier of (5) years from the note date or (2) years from first securitization.
        10020090
        10020210
       20038505011
       20038003020        Earlier of (4) years from the note date or (2) years from first securitization.
        10019841
        10020357
        10021365
       20039243002        Earlier of (4) years from the note date or (2) years from first securitization.
       20038037001        Earlier of (4) years from the note date or (2) years from first securitization.
        10021704
       20038505010        Earlier of (4) years from the note date or (2) years from first securitization.
        10019213
       20038538020        Earlier of (4) years from the note date or (2) years from first securitization.
       20038518001
       20039209001        Earlier of (4) years from the note date or (2) years from first securitization.
       20038032020        Earlier of (4) years from the note date or (2) years from first securitization.
        10020732
       20039213001        Earlier of (5) years from the note date or (2) years from first securitization.
       20038032021        Earlier of (4) years from the note date or (2) years from first securitization.
        10021379
       20038507001        Earlier of (4) years from the note date or (2) years from first securitization.
        10020691
       20038005001        Earlier of (4) years from the note date or (2) years from first securitization.
        10020985
       20038505014        Earlier of (4) years from the note date or (2) years from first securitization.
       20038532020        Earlier of (4) years from the note date or (2) years from first securitization.
       20038032022        Earlier of (4) years from the note date or (2) years from first securitization.
       20028530008        Earlier of (4) years from the note date or (2) years from first securitization.
       20038035002        Earlier of (4) years from the note date or (2) years from first securitization.
        10020956
        10021057
        10021657
       20038543001        Earlier of (4) years from the note date or (2) years from first securitization.
        10020948
        10018932
       20038021020        Earlier of (4) years from the note date or (2) years from first securitization.
       20038505013        Earlier of (4) years from the note date or (2) years from first securitization.
       20038009002        Earlier of (4) years from the note date or (2) years from first securitization.
       20038037002        Earlier of (4) years from the note date or (2) years from first securitization.
       20038029020        Earlier of (4) years from the note date or (2) years from first securitization.

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       CALL                   YIELD             YIELD                YIELD
                                    PROTECTION               MAINT.             MAINT.               MAINT.                 LOCKOUT
         LOAN #                    DESCRIPTION              END DATE           ALLOWED             PROVISION               REMAINING
       20039213020                  Defeasance                                    No                                           24
       20039221020                  Defeasance                                    No                                           24
       20032920920                  Defeasance                                    No                                           24
          34487                     Defeasance                                    No                                           24
          34487                     Defeasance                                    No                                           24
          34487                     Defeasance                                    No                                           24
          34487                     Defeasance                                    No                                           24
          34487                     Defeasance                                    No                                           24
          34488                     Defeasance                                    No                                           24
          34485                     Defeasance                                    No                                           24
       20038509021                  Defeasance                                    No                                           24
       20038532001                  Defeasance                                    No                                           24
       20039232020                  Defeasance                                    No                                           24
        10021911
      20038552001A                  Defeasance                                    No                                           24
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B                  Defeasance                                    No                                           24
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                     Defeasance                                    No                                           24
      20038552001B                  Defeasance                                    No                                           24
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568
       20028003006                  Defeasance                                    No                                           24
       20038035003                  Defeasance                                    No                                           24
       20028551003                  Defeasance                                    No                                           24
        10019306
       20038505020             Declining Percentage                               No                                           30
        10021104
       20038547001                  Defeasance                                    No                                           24
        10021590
        10019946
        10021510
       20038543020                  Defeasance                                    No                                           24
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001                  Defeasance                                    No                                           24
        10019692
       20038505015                  Defeasance                                    No                                           24
        10018957
        10019510
        10019828
       20038030001                  Defeasance                                    No                                           24
        10020999
       20033925001                  Defeasance                                    No                                           24
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001                  Defeasance                                    No                                           24
       20038032003                  Defeasance                                    No                                           24
        10021628
        10021628
        10021628
        10020466
        10020086
       20039213002                  Defeasance                                    No                                           24
        10020090
        10020210
       20038505011              Yield Maintenance            6/30/13             Yes          5 years after note date          58
       20038003020                  Defeasance                                    No                                           24
        10019841
        10020357
        10021365
       20039243002                  Defeasance                                    No                                           24
       20038037001                  Defeasance                                    No                                           24
        10021704
       20038505010                  Defeasance                                    No                                           24
        10019213
       20038538020                  Defeasance                                    No                                           24
       20038518001              Yield Maintenance            7/31/08             Yes          5 years after note date          60
       20039209001                  Defeasance                                    No                                           24
       20038032020                  Defeasance                                    No                                           24
        10020732
       20039213001                  Defeasance                                    No                                           24
       20038032021                  Defeasance                                    No                                           24
        10021379
       20038507001                  Defeasance                                    No                                           24
        10020691
       20038005001                  Defeasance                                    No                                           24
        10020985
       20038505014                  Defeasance                                    No                                           24
       20038532020                  Defeasance                                    No                                           24
       20038032022                  Defeasance                                    No                                           24
       20028530008                  Defeasance                                    No                                           24
       20038035002                  Defeasance                                    No                                           24
        10020956
        10021057
        10021657
       20038543001                  Defeasance                                    No                                           24
        10020948
        10018932
       20038021020                  Defeasance                                    No                                           24
       20038505013                  Defeasance                                    No                                           24
       20038009002                  Defeasance                                    No                                           24
       20038037002                  Defeasance                                    No                                           24
       20038029020                  Defeasance                                    No                                           24

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                          DEFEASANCE         REMAINING      REMAINING YIELD
                              END            DEFEASANCE       MAINTENANCE           OPEN
         LOAN #              DATE             PAYMENTS          PAYMENTS          PAYMENTS             STRING
       20039213020          8/31/13              93                                  3           LO(24),Def(93),O(3)
       20039221020          1/31/13              86                                  7           LO(24),Def(86),O(7)
       20032920920          3/31/13              88                                  7           LO(24),Def(88),O(7)
          34487             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34487             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34487             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34487             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34487             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34488             9/30/10              58                0                 2           LO(24),Def(58),O(2)
          34485             8/31/13              93                0                 3           LO(24),Def(93),O(3)
       20038509021          9/30/13              94                                  2           LO(24),Def(94),O(2)
       20038532001          6/30/13              91                                  1           LO(24),Def(91),O(1)
       20039232020          7/31/13              92                                  4           LO(24),Def(92),O(4)
        10021911                                                                                 Lock/24_Def/105_0%/3
      20038552001A          6/30/13              91                                  2           LO(24),Def(91),O(2)
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B          7/31/13              92                                  1           LO(24),Def(92),O(1)
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071             7/31/10              56                0                 3           LO(24),Def(56),O(3)
      20038552001B          6/30/13              91                                  2           LO(24),Def(91),O(2)
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                                                                                 Lock/24_Def/57_0%/3
       20028003006          4/30/13              89                                  4           LO(24),Def(89),O(4)
       20038035003          7/31/13              92                                  4           LO(24),Def(92),O(4)
       20028551003          3/31/13              88                                  4           LO(24),Def(88),O(4)
        10019306                                                                                 Lock/24_Def/93_0%/3
       20038505020                                                                   3           LO(30),3%(6),2%(12),1%(9),O(3)
        10021104                                                                                 Lock/24_Def/93_0%/3
       20038547001          7/31/13              92                                  3           LO(24),Def(92),O(3)
        10021590                                                                                 Lock/25_Def/92_0%/3
        10019946
        10021510                                                                                 Lock/24_Def/93_0%/3
       20038543020          8/31/13              93                                  2           LO(24),Def(93),O(2)
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001          6/30/13              91                                  2           LO(24),Def(91),O(2)
        10019692                                                                                 Lock/25_Def/92_0%/3
       20038505015          7/31/13              92                                  2           LO(24),Def(92),O(2)
        10018957
        10019510                                                                                 Lock/24_Def/93_0%/3
        10019828                                                                                 Lock/25_Def/92_0%/3
       20038030001          6/30/13              91                                  4           LO(24),Def(91),O(4)
        10020999                                                                                 Lock/24_Def/93_0%/3
       20033925001          8/31/13              93                                  3           LO(24),Def(93),O(3)
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001          7/31/13              92                                  4           LO(24),Def(92),O(4)
       20038032003          4/30/13              89                                  4           LO(24),Def(89),O(4)
        10021628                                 93
        10021628                                                                                 Lock/24_Def/93_0%/3
        10021628                                                                                 Lock/24_Def/93_0%/3
        10020466                                                                                 Lock/25_Def/92_0%/3
        10020086
       20039213002          6/30/13              91                                  3           LO(24),Def(91),O(3)
        10020090                                                                                 Lock/24_Def/93_0%/3
        10020210                                                                                 Lock/28_Def/89_0%/3
       20038505011                                                 57                4           LO(58),GRTR1%orYM(57),O(4)
       20038003020          8/31/13              93                                  3           LO(24),Def(93),O(3)
        10019841                                                                                 Lock/24_Def/93_0%/3
        10020357                                                                                 Lock/24_Def/93_0%/3
        10021365
       20039243002          7/31/13              92                                  2           LO(24),Def(92),O(2)
       20038037001          8/31/13              93                                  2           LO(24),Def(93),O(2)
        10021704                                                                                 Lock/24_Def/93_0%/3
       20038505010          1/31/18             146                                  7           LO(24),Def(146),O(7)
        10019213                                                                                 Lock/27_Def/90_0%/3
       20038538020          7/31/13              92                                  2           LO(24),Def(92),O(2)
       20038518001                                                 56                4           LO(60),YM(56),O(4)
       20039209001          6/30/13              91                                  4           LO(24),Def(91),O(4)
       20038032020          6/30/08              31                                  4           LO(24),Def(31),O(4)
        10020732                                                                                 Lock/24_Def/93_0%/3
       20039213001          6/30/13              91                                  3           LO(24),Def(91),O(3)
       20038032021          6/30/08              31                                  4           LO(24),Def(31),O(4)
        10021379                                                                                 Lock/24_Def/93_0%/3
       20038507001          8/31/13              93                                  2           LO(24),Def(93),O(2)
        10020691                                                                                 Lock/24_Def/93_0%/3
       20038005001          6/30/13              91                                  4           LO(24),Def(91),O(4)
        10020985                                                                                 Lock/24_Def/93_0%/3
       20038505014          9/30/18             154                                  2           LO(24),Def(154),O(2)
       20038532020          9/30/13              94                                  2           LO(24),Def(94),O(2)
       20038032022          6/30/08              31                                  4           LO(24),Def(31),O(4)
       20028530008          8/31/13              93                                  3           LO(24),Def(93),O(3)
       20038035002          7/31/13              92                                  4           LO(24),Def(92),O(4)
        10020956                                                                                 Lock/25_Def/91_0%/4
        10021057                                                                                 Lock/25_Def/92_0%/3
        10021657
       20038543001          9/30/08              34                                  2           LO(24),Def(34),O(2)
        10020948                                                                                 Lock/24_Def/93_0%/3
        10018932                                                                                 Lock/24_Def/93_0%/3
       20038021020          8/31/13              93                                  3           LO(24),Def(93),O(3)
       20038505013          6/30/13              91                                  4           LO(24),Def(91),O(4)
       20038009002          6/30/13              91                                  4           LO(24),Def(91),O(4)
       20038037002          8/31/13              93                                  2           LO(24),Def(93),O(2)
       20038029020          8/31/13              93                                  3           LO(24),Def(93),O(3)

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                UPFRONT      UPFRONT        UPFRONT       UPFRONT       UPFRONT         UPFRONT
                                 ENG.        ENVIR.          TI/LC         RE TAX         INS.           OTHER
        LOAN #                 RESERVE      RESERVE        RESERVE        RESERVE       RESERVE         RESERVE
       20039213020              277,550                     8,650,000
       20039221020
       20032920920
          34487                   3,688           0                 0      257,314              0                0
          34487                                   0                 0            0              0                0
          34487                                   0                 0            0              0                0
          34487                                   0                 0            0              0                0
          34487                                   0                 0            0              0                0
          34488                                   0                              0              0                0
          34485                                   0                 0      116,289              0                0
       20038509021
       20038532001                                            500,000      105,054                       5,688,710
       20039232020
        10021911                      0           0                 0            0              0                0
      20038552001A               68,250      11,878                        158,629         24,072          348,982
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B               39,145                                    590,510         72,128
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                                   0                 0      290,294         55,917                0
      20038552001B               39,431                                    233,167         22,057          284,251
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                      0           0                 0            0          9,396                0
       20028003006                                                          57,504         20,512
       20038035003              429,000                                    115,747          7,667
       20028551003                                                          28,275          2,616
        10019306                      0           0                 0            0              0                0
       20038505020
        10021104                 46,250           0                 0            0              0                0
       20038547001               10,010                                       0.00         10,150           13,509
        10021590                      0           0                 0       27,402              0                0
        10019946                      0           0                 0            0              0                0
        10021510                105,000           0                 0      271,093              0                0
       20038543020               89,966                                    212,916         86,875
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001               45,000                                     48,533          4,776
        10019692                      0           0                 0       18,151          5,005           70,000
       20038505015               86,063                                     34,846          8,321
        10018957                      0           0                 0            0              0                0
        10019510                      0           0                 0       55,369         10,349                0
        10019828                 27,500           0                 0            0              0           50,000
       20038030001            1,646,720     187,500                         18,082          5,432
        10020999                      0       2,525                 0       29,537          4,419            5,800
       20033925001
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001                                                                                         450,000
       20038032003                                            750,000       69,348          2,945
        10021628                      0           0                         45,999         22,784                0
        10021628                      0           0                         45,999         22,784                0
        10021628                      0           0                         45,999         22,784                0
        10020466                      0           0                 0            0              0                0
        10020086                      0           0                 0            0              0                0
       20039213002                                                                                          36,567
        10020090                      0           0             4,000        9,304          7,084                0
        10020210                      0           0                 0       27,367         45,382                0
       20038505011                                                          48,604          3,416
       20038003020
        10019841                 13,500           0             1,150            0              0                0
        10020357                      0           0               833            0              0          250,000
        10021365                      0           0                 0            0              0                0
       20039243002               88,820                                    157,540         29,815
       20038037001                                                          13,279
        10021704                      0           0                 0            0              0                0
       20038505010               68,010                                     15,820          1,463
        10019213                      0           0                 0            0              0           12,500
       20038538020                           20,000                                         1,085
       20038518001               23,715                                      2,917          1,167
       20039209001               20,000                                     81,035          2,561
       20038032020              115,000                                     76,200          4,441
        10020732                      0           0                 0            0              0                0
       20039213001                                                                                          24,822
       20038032021               69,000                                     68,666          4,390
        10021379                      0           0                 0            0              0                0
       20038507001                            1,500                         12,273          1,225
        10020691                      0           0                 0       14,306          3,863                0
       20038005001                                                           5,695          4,840
        10020985                 97,550           0             3,250       21,179          6,949                0
       20038505014
       20038532020               54,688
       20038032022              116,000                                     57,159          3,074
       20028530008                                                             TBD            TBD
       20038035002               69,563                                     23,196            734
        10020956                      0           0                 0            0              0                0
        10021057                      0           0                 0            0              0                0
        10021657                      0           0                 0            0              0                0
       20038543001               76,513                                     16,106         11,546           12,625
        10020948                 36,688           0                 0        8,335          2,104                0
        10018932                      0           0           100,000       10,246              0                0
       20038021020                  559       1,000
       20038505013                                                           2,667          1,407           35,000
       20038009002                                                                            587
       20038037002               10,125                                      2,320          1,323
       20038029020

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         LOAN #           UPFRONT OTHER DESCRIPTION
       20039213020
       20039221020
       20032920920
          34487
          34487
          34487
          34487
          34487
          34488
          34485
       20038509021
       20038532001        Initial NYU Rent Abatement & TI Reimbursement Deposit and Phase I & II Landlord Work Reserve
       20039232020
        10021911
      20038552001A        Seasonality Reserve
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071
      20038552001B        Seasonality Reserve
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568
       20028003006
       20038035003
       20028551003
        10019306
       20038505020
        10021104
       20038547001        Debt Service Reserve
        10021590
        10019946
        10021510
       20038543020
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001
        10019692          Holdback for acceptable tenant estoppel from Ferra
       20038505015
        10018957
        10019510
        10019828          $50,000 holdback for vacant space
       20038030001
        10020999          Estoppel, Well Abandonment
       20033925001
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001        $450,000 reserve ($24.70 psf of leased area) secured by an evergreen Letter of Credit at closing for
                            Cricket Communications. This reserve is to be used solely for the re-tenanting of the Cricket space should Cricket terminate its lease.
       20038032003
        10021628
        10021628
        10021628
        10020466
        10020086
       20039213002        Debt Service Reserve
        10020090
        10020210
       20038505011
       20038003020
        10019841
        10020357          Release upon: 1) Lease premises currently occupied
        10021365
       20039243002
       20038037001
        10021704
       20038505010
        10019213          Punchlist Holdback
       20038538020
       20038518001
       20039209001
       20038032020
        10020732
       20039213001        Debt Service Reserve
       20038032021
        10021379
       20038507001
        10020691
       20038005001
        10020985
       20038505014
       20038532020
       20038032022
       20028530008
       20038035002
        10020956
        10021057
        10021657
       20038543001        Property Insurance Replacement Reserve
        10020948
        10018932
       20038021020
       20038505013        Debt Service Reserve
       20038009002
       20038037002
       20038029020


This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                           MONTHLY        MONTHLY     MONTHLY        MONTHLY     MONTHLY         MONTHLY            OTHER
                            CAPEX         ENVIR.       TI/LC          RE TAX      INS.            OTHER             MONTH
         LOAN #            RESERVE        RESERVE     RESERVE        RESERVE     RESERVE         RESERVE         DESCRIPTION
       20039213020           15,854                  100,000         799,746      43,599
       20039221020            8,928
       20032920920
          34487               7,235           0            0          51,691           0              0
          34487                   0           0            0               0           0              0
          34487                   0           0            0               0           0              0
          34487                   0           0            0               0           0              0
          34487                   0           0            0               0           0              0
          34488                   0           0            0               0           0              0
          34485               1,344           0            0          19,381           0              0
       20038509021            2,105                    6,357          49,417      39,583
       20038532001            4,210                                   52,527
       20039232020            3,646                                  187,500      22,500
        10021911                  0           0            0               0           0           0.00
      20038552001A           62,331                                   27,842       8,024
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071               1,500           0       13,500          48,382       5,083              0
      20038552001B           50,735                                   33,513       7,352
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568              6,730           0            0          18,796       4,698           0.00
       20028003006            6,333                                    9,584       2,930
       20038035003           10,733                                   23,149       7,667
       20028551003            3,157                    5,051           7,069       2,616
        10019306                  0           0            0               0           0           0.00
       20038505020            3,124                   12,125          16,583       3,378
        10021104                  0           0            0               0           0           0.00
       20038547001            1,205                    3,700           9,737       2,030
        10021590              1,658           0            0           5,480           0           0.00
        10019946                  0           0            0          12,774           0           0.00
        10021510             11,200           0            0          20,853           0           0.00
       20038543020            8,601                                   21,292      14,479
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001            1,584                    4,750          12,133         796
        10019692              1,359           0            0           2,017       1,251           0.00
       20038505015            1,679                    8,600           6,969       1,189
        10018957                  0           0            0               0           0           0.00
        10019510              2,104           0            0           9,228       1,035           0.00
        10019828                723           0            0           2,372           0           0.00
       20038030001            3,150                                   18,082       5,432
        10020999              1,986           0            0           7,384       2,209           0.00
       20033925001              221                                      417         250                                   0
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001            2,679                    7,183          10,833       1,333
       20038032003              358                                   23,116       1,473
        10021628                  0           0            0               0           0              0
        10021628                  0           0            0               0           0           0.00
        10021628                  0           0            0               0           0           0.00
        10020466                487           0            0           4,721         869           0.00
        10020086                  0           0            0               0           0           0.00
       20039213002                                     2,333
        10020090              1,410           0        4,000           2,326         886           0.00
        10020210                  0           0            0           3,910       4,869           0.00
       20038505011            1,349                                    6,943       1,708
       20038003020              256                    2,000           4,833         583
        10019841                  0           0            0               0           0           0.00
        10020357                  0           0            0               0           0           0.00
        10021365                  0           0            0               0           0           0.00
       20039243002            5,167                                   19,692       7,454
       20038037001              667                                    2,758         744
        10021704                  0           0            0               0           0           0.00
       20038505010              378                                    3,164         732
        10019213                  0           0            0               0           0           0.00
       20038538020                                                                   362
       20038518001                                                     2,667       1,583
       20039209001              874                    2,799           7,367       2,561
       20038032020            3,570                                   12,845       4,441
        10020732                  0           0            0               0           0           0.00
       20039213001                                     1,583
       20038032021            3,387                                   10,651       4,390
        10021379                  0           0            0               0           0           0.00
       20038507001                                                     3,068       1,225
        10020691                667           0            0           3,733       1,931           0.00
       20038005001              479                                    2,847         691
        10020985                712           0        3,250           4,236         632           0.00
       20038505014
       20038532020            1,729
       20038032022            2,889                                   10,046       3,074
       20028530008              136
       20038035002            1,833                                    4,639         734
        10020956              1,600           0            0           2,580         956           0.00
        10021057              1,625           0            0           2,629         939           0.00
        10021657                  0           0            0               0           0           0.00
       20038543001            1,238                                    2,013       3,849
        10020948              1,112           0            0           1,191       1,052           0.00
        10018932                  0           0            0           3,415           0           0.00
       20038021020              559                                    2,250         917
       20038505013              125                      961           2,667         704
       20038009002              132                                                  587
       20038037002              549                                    2,320         441
       20038029020              565                                    2,167         750

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                             SINGLE     LETTER OF  DESCRIPTION
         LOAN #              TENANT      CREDIT    OF LOC                                        LARGEST TENANT
       20039213020             No      No                                                        RR Donnelley
       20039221020             No      No                                                        Filene's
       20032920920             No      No                                                        Gap/Gap Kids/Gap Body/Baby Gap
          34487                No
          34487                No
          34487                No
          34487                No
          34487                No
          34488                No
          34485                No
       20038509021             No      No                                                        Regal Cinema
       20038532001             No      No                                                        New York University
       20039232020             No      No
        10021911               No      No                                                        Elder-Beerman
      20038552001A             No      No
     20038552001A.1            No
     20038552001A.2            No
     20038552001A.3            No
      20039252001B            Yes      No
     20039252001B.1           Yes                                                                GFS Marketplace, LLC
     20039252001B.2           Yes                                                                GFS Marketplace, LLC
     20039252001B.3           Yes                                                                GFS Marketplace, LLC
     20039252001B.4           Yes                                                                GFS Marketplace, LLC
     20039252001B.5           Yes                                                                GFS Marketplace, LLC
     20039252001B.6           Yes                                                                GFS Marketplace, LLC
     20039252001B.7           Yes                                                                GFS Marketplace, LLC
     20039252001B.8           Yes                                                                GFS Marketplace, LLC
     20039252001B.9           Yes                                                                GFS Marketplace, LLC
     20039252001B.10          Yes                                                                GFS Marketplace, LLC
     20039252001B.11          Yes                                                                GFS Marketplace, LLC
     20039252001B.12          Yes                                                                GFS Marketplace, LLC
     20039252001B.13          Yes                                                                GFS Marketplace, LLC
     20039252001B.14          Yes                                                                GFS Marketplace, LLC
     20039252001B.15          Yes                                                                GFS Marketplace, LLC
     20039252001B.16          Yes                                                                GFS Marketplace, LLC
     20039252001B.17          Yes                                                                GFS Marketplace, LLC
          22071                No                                                                SchlumbergerSema
      20038552001B             No      No
     20038552001B.1            No
     20038552001B.2            No
     20038552001B.3            No
        10020568                       No
       20028003006             No      Yes         $1,300,000 LOC for remaining lease-up.
       20038035003             No      No
       20028551003             No      No                                                        Gordman's
        10019306                       No
       20038505020             No      No                                                        Chicana Service Action Center
        10021104              Yes      No                                                        Best Buy
       20038547001             No      No                                                        Rite Aid
        10021590                       No
        10019946               No      No                                                        Office Depot
        10021510                       No
       20038543020             No      No
      20038543020.1            No
      20038543020.2            No
      20038543020.3            No
       20038003001             No      No                                                        Basha's Food City
        10019692               No      No                                                        Ingles Markets
       20038505015             No      No                                                        Premier Practice Management
        10018957               No      No                                                        Kohls
        10019510               No      No                                                        The Vons Companies, Inc.
        10019828               No      No                                                        Tops
       20038030001             No      No
        10020999               No      No                                                        Micro Center Sales Corp.
       20033925001             No      No
      20033925001.1            No
      20033925001.2            No
      20033925001.3            No
      20033925001.4            No
      20033925001.5            No
      20033925001.6            No
       20038031001             No      No                                                        EG & G
       20038032003             No      No                                                        Ertan Seyhun
        10021628                       No
        10021628                       No
        10021628                       No
        10020466                       No
        10020086               No      No                                                        Publix
       20039213002            Yes      No                                                        Georgia Pacific
        10020090               No      No                                                        David Astilli
        10020210                       No
       20038505011             No      No
       20038003020             No      No                                                        Dental Village
        10019841               No      No                                                        Walgreens
        10020357               No      No                                                        Samuels & Associates
        10021365                       No
       20039243002             No      No
       20038037001             No      No
        10021704                       No
       20038505010             No      No                                                        AutoZone
        10019213              Yes      No                                                        Walgreens
       20038538020            Yes      No                                                        Eckerd Corporation
       20038518001             No      No
       20039209001             No      No                                                        Winn-Dixie
       20038032020             No      No
        10020732              Yes      No                                                        Walgreens
       20039213001            Yes      No                                                        Georgia Pacific
       20038032021             No      No
        10021379               No      No                                                        Petco
       20038507001             No      No                                                        Greenwich Gallery
        10020691                       No
       20038005001             No      No
        10020985               No      No                                                        DaVita, Inc.
       20038505014             No      No                                                        University Book Exchange
       20038532020             No      No
       20038032022             No      No
       20028530008            Yes      No                                                        Eckerd Drug Store
       20038035002             No      No
        10020956                       No
        10021057                       No
        10021657               No      No                                                        Michaels
       20038543001             No      No
        10020948                       No
        10018932               No      No                                                        CVS
       20038021020             No      No
       20038505013             No      No                                                        Togo's/ Baskin Robbins
       20038009002            Yes      No                                                        Eckerd Drug Store
       20038037002             No      No
       20038029020             No      No

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                              LEASE                                                                     LEASE
         LOAN #         UNIT SIZE        EXPIRATION     2ND LARGEST TENANT                          UNIT SIZE         EXPIRATION
       20039213020        241,569           6/30/07     Wachovia                                      197,384             5/31/07
       20039221020        197,252           8/31/61     Sears                                         163,492             8/31/61
       20032920920         18,280           6/30/08     Old Navy                                       16,816             1/31/05
          34487
          34487
          34487
          34487
          34487
          34488
          34485
       20038509021         78,744           6/19/19     Lincoln Center                                 40,000            12/31/17
       20038532001         75,000           6/30/19     Swanke Hayden Connell Limited                  51,000             4/30/11
       20039232020
        10021911          150,000          10/31/13     Parisian                                      130,199             1/31/14
      20038552001A
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B
     20039252001B.1        13,563           7/17/28
     20039252001B.2        14,149           7/17/28
     20039252001B.3        14,713           7/17/28
     20039252001B.4        14,438           7/17/28
     20039252001B.5        15,189           7/17/28
     20039252001B.6        17,863           7/17/28
     20039252001B.7        15,763           7/17/28
     20039252001B.8        14,438           7/17/28
     20039252001B.9        14,131           7/17/28
     20039252001B.10       16,741           7/17/28
     20039252001B.11       14,438           7/17/28
     20039252001B.12       16,874           7/17/28
     20039252001B.13       17,033           7/17/28
     20039252001B.14       11,776           7/17/28
     20039252001B.15       18,263           7/17/28
     20039252001B.16       15,995           7/17/28
     20039252001B.17       15,600           7/17/28
          22071            71,480            4/1/13     Sloan's Lake Managed Care                      69,434             7/31/07
      20038552001B
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                -                                                                           0
       20028003006
       20038035003
       20028551003         55,125           3/31/11     Best Buy                                       30,000             1/31/17
        10019306                -                                                                           0
       20038505020         18,423               MTM     Washington Mutual                              17,865             5/31/08
        10021104           45,000           6/30/23                                                         0
       20038547001         22,289           5/31/19     Ace Hardware                                   19,831            10/31/12
        10021590                -                                                                           0
        10019946           20,000          12/31/16     Dollar Tree                                     6,250             8/31/08
        10021510                -                                                                           0
       20038543020
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001         50,747           1/31/22     MacFrugals                                     20,000             5/31/07
        10019692           80,000           2/15/23     Ferrera Mexican                                 4,200             11/4/08
       20038505015          7,565           5/31/06     LBL Insurance Services                          7,426             4/30/06
        10018957           86,584           9/30/21     Office Max                                     23,492             1/31/16
        10019510           65,180           1/31/19     Big Lots, Inc.                                 18,660             1/31/13
        10019828           49,057           8/31/22     Blockbuster                                     4,400             3/31/08
       20038030001
        10020999           32,740          11/30/18     Nextel                                         11,609             6/30/08
       20033925001
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001         29,832          12/31/11     Cricket Communications                         18,220             6/30/10
       20038032003          5,600            3/1/05     Baruch Omari                                    3,000             10/1/06
        10021628                -                                                                           0
        10021628                -                                                                           0
        10021628                -                                                                           0
        10020466                -                                                                           0
        10020086           39,795          11/30/06     Bealls Dept Stores                             13,000             4/30/08
       20039213002        164,150            5/1/18
        10020090            4,814           8/31/07     Optical Insights                                3,887             9/30/04
        10020210                -                                                                           0
       20038505011
       20038003020          2,794           5/10/08     Nextel                                          2,021             5/31/08
        10019841           15,120           2/28/21     Excelsor Artz Prep School                      11,000             10/1/12
        10020357            7,536           6/30/12     PUMA                                            3,339             4/30/12
        10021365                -                                                                           0
       20039243002
       20038037001
        10021704                -                                                                           0
       20038505010          6,330          11/30/06     Blockbuster Videos                              4,200             1/31/04
        10019213           14,490          12/31/27                                                         0
       20038538020         13,813           7/30/22
       20038518001
       20039209001         45,500           5/21/10     Beall's Furniture Outlet                        8,640            12/10/06
       20038032020
        10020732           13,650            8/1/28                                                         0
       20039213001        122,209           11/1/22
       20038032021
        10021379            9,000          11/30/05     Cato Corp                                       7,200             1/31/08
       20038507001          3,000           5/31/07     Omnipoint                                       2,000            12/31/08
        10020691                -                                                                           0
       20038005001
        10020985           16,871           9/30/07     Inland Counties Regional Center                 8,781             8/31/06
       20038505014          2,320               MTM     Japan Arcade Games                              2,320             5/31/04
       20038532020
       20038032022
       20028530008         10,908           6/16/23
       20038035002
        10020956                -                                                                           0
        10021057                -                                                                           0
        10021657           23,835           6/30/13     Pet's Mart                                     19,107             8/27/18
       20038543001
        10020948                -                                                                           0
        10018932           12,608           7/31/11     Rent-A-Center                                   4,200             6/30/05
       20038021020
       20038505013          1,988           8/31/12     Starbucks Coffee                                1,400             7/31/12
       20038009002         10,594           12/5/16
       20038037002
       20038029020

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         LOAN #           3RD LARGEST TENANT                                  UNIT SIZE     LEASE EXPIRATION      LIEN POSITION
       20039213020        Jones Day                                             140,179              9/30/07          First
       20039221020        JC Penney                                             124,748              8/31/61          First
       20032920920        Express Women                                          11,182              1/31/06          First
          34487
          34487
          34487
          34487
          34487
          34488
          34485
       20038509021        Urban Outfitters                                       10,688             10/31/10          First
       20038532001        NY Caterers Associates, L.L.C.                         31,691              6/30/13          First
       20039232020                                                                                                    First
        10021911          Sears                                                 127,922             10/31/08          First
      20038552001A                                                                                                    First
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B                                                                                                    First
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071           SAS Institute, Inc.                                    25,365               3/1/11          First
      20038552001B                                                                                                    First
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                                                                      0                               First
       20028003006                                                                                                    First
       20038035003                                                                                                    First
       20028551003        Michael's                                              20,262              2/29/12          First
        10019306                                                                      0                               First
       20038505020        LA Educational Partnership                             10,041              1/31/06          First
        10021104                                                                      0                               First
       20038547001        Dollar Tree                                            15,050              1/31/08          First
        10021590                                                                      0                               First
        10019946          Cato                                                    5,000              1/31/07          First
        10021510                                                                      0                               First
       20038543020                                                                                                    First
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001        Big 5                                                  15,389              1/31/07          First
        10019692          Dollar One                                              2,800              3/15/08          First
       20038505015        Murphy, Murphy & Murphy                                 5,925             10/31/05          First
        10018957          Paper Warehouse                                         9,645              2/28/11          First
        10019510          Me-N-Eds                                                2,200             10/31/09          First
        10019828          Great Clips Hair                                        1,200             10/31/07          First
       20038030001                                                                                                    First
        10020999          Options Box Lunch & Catering                            6,394              9/30/06          First
       20033925001                                                                                                    First
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001        Dish Network                                            9,685             11/30/05          First
       20038032003        Steve Madden                                            2,000              10/1/04          First
        10021628                                                                      0                               First
        10021628                                                                      0                               First
        10021628                                                                      0                               First
        10020466                                                                      0                               First
        10020086          Tuesday Morning                                         8,508              1/31/04          First
       20039213002                                                                                                    First
        10020090          Cedar SW Construction                                   2,896              3/31/04          First
        10020210                                                                      0                               First
       20038505011                                                                                                    First
       20038003020        Supercleaners                                           2,000              3/18/08          First
        10019841          Jeffrey Stanger, PA                                     2,592               8/1/04          First
        10020357          Bodhi Cafe                                              1,565              1/31/05          First
        10021365                                                                      0                               First
       20039243002                                                                                                    First
       20038037001                                                                                                    First
        10021704                                                                      0                               First
       20038505010        Eddie & Marlene Ball                                    3,608              2/28/06          First
        10019213                                                                      0                               First
       20038538020                                                                                                    First
       20038518001                                                                                                    First
       20039209001        Scores                                                  3,750              3/31/07          First
       20038032020                                                                                                    First
        10020732                                                                      0                               First
       20039213001                                                                                                    First
       20038032021                                                                                                    First
        10021379          Movie Gallery                                           6,400              9/30/06          First
       20038507001        Peter Alexander                                         2,000              9/30/06          First
        10020691                                                                      0                               First
       20038005001                                                                                                    First
        10020985          Wackenhut Security Systems                              3,893              8/31/05          First
       20038505014        Jack in the Box                                         2,110              7/14/08          First
       20038532020                                                                                                    First
       20038032022                                                                                                    First
       20028530008                                                                                                    First
       20038035002                                                                                                    First
        10020956                                                                      0                               First
        10021057                                                                      0                               First
        10021657                                                                      0                               First
       20038543001                                                                                                    First
        10020948                                                                      0                               First
        10018932          Sammy's New York Bagels                                 2,450              3/31/05          First
       20038021020                                                                                                    First
       20038505013        Cingular Wireless                                       1,274              7/31/07          First
       20038009002                                                                                                    First
       20038037002                                                                                                    First
       20038029020                                                                                                    First

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         LOAN #                   TITLE TYPE                  SPE (Y/N)               CROSSED LOAN            RELATED BORROWER
       20039213020                    Fee                        Yes                                                 No
       20039221020                    Fee                        Yes                                                Yes
       20032920920                   Both                        Yes                                                Yes
          34487                       Fee                        Yes
          34487                       Fee
          34487                       Fee
          34487                       Fee
          34487                       Fee
          34488                       Fee
          34485                       Fee                        Yes
       20038509021                    Fee                        Yes                                                 No
       20038532001                    Fee                        Yes                                                 No
       20039232020                 Leasehold                     Yes                                                 No
        10021911                      Fee                        Yes                       No
      20038552001A                    Fee                        Yes                      Yes                       Yes
     20038552001A.1                   Fee
     20038552001A.2                   Fee
     20038552001A.3                   Fee
      20039252001B                    Fee                        Yes                                                 No
     20039252001B.1                   Fee
     20039252001B.2                   Fee
     20039252001B.3                   Fee
     20039252001B.4                   Fee
     20039252001B.5                   Fee
     20039252001B.6                   Fee
     20039252001B.7                   Fee
     20039252001B.8                   Fee
     20039252001B.9                   Fee
     20039252001B.10                  Fee
     20039252001B.11                  Fee
     20039252001B.12                  Fee
     20039252001B.13                  Fee
     20039252001B.14                  Fee
     20039252001B.15                  Fee
     20039252001B.16                  Fee
     20039252001B.17                  Fee
          22071                       Fee                        Yes
      20038552001B                    Fee                        Yes                      Yes                       Yes
     20038552001B.1                   Fee
     20038552001B.2                   Fee
     20038552001B.3                   Fee
        10020568                      Fee                        Yes                       No
       20028003006                    Fee                        Yes                                                 No
       20038035003                    Fee                        Yes                                                 No
       20028551003                    Fee                        Yes                                                 No
        10019306                      Fee                        Yes                       No
       20038505020                    Fee                        Yes                                                Yes
        10021104                      Fee                        Yes                       No
       20038547001                    Fee                        Yes                                                 No
        10021590                      Fee                        Yes                       No
        10019946                      Fee                        No                        No
        10021510                      Fee                        Yes                       No
       20038543020                    Fee                        Yes                                                 No
      20038543020.1                   Fee
      20038543020.2                   Fee
      20038543020.3                   Fee
       20038003001                    Fee                        Yes                                                 No
        10019692                      Fee                        Yes                       No
       20038505015                    Fee                        Yes                                                Yes
        10018957                      Fee                        Yes                       No
        10019510                      Fee                        Yes                       No
        10019828                      Fee                        Yes                       No
       20038030001                    Fee                        Yes                                                 No
        10020999                      Fee                        Yes                       No
       20033925001                    Fee                        Yes                                                 No
      20033925001.1                   Fee
      20033925001.2                   Fee
      20033925001.3                   Fee
      20033925001.4                   Fee
      20033925001.5                   Fee
      20033925001.6                   Fee
       20038031001                    Fee                        Yes                                                 No
       20038032003                    Fee                        Yes                                                 No
        10021628                                                 Yes                       N
        10021628                      Fee                        Yes                       No
        10021628                      Fee                        Yes                       No
        10020466                      Fee                        Yes                       No
        10020086                      Fee                        Yes                       No
       20039213002                    Fee                        Yes                                                Yes
        10020090                      Fee                        Yes                       No
        10020210                      Fee                        Yes                       No
       20038505011                    Fee                        Yes                                                 No
       20038003020                    Fee                        Yes                                                 No
        10019841                      Fee                        Yes                       No
        10020357                      Fee                        Yes                       No
        10021365                      Fee                        Yes                       No
       20039243002                    Fee                        Yes                                                 No
       20038037001                    Fee                        Yes                      Yes                       Yes
        10021704                      Fee                        No                        No
       20038505010                    Fee                        Yes                                                 No
        10019213                      Fee                        No                        No
       20038538020                    Fee                        Yes                                                 No
       20038518001                    Fee                        Yes                                                 No
       20039209001                    Fee                        Yes                                                 No
       20038032020                    Fee                        Yes                                                Yes
        10020732                      Fee                        No                        No
       20039213001                    Fee                        Yes                                                Yes
       20038032021                    Fee                        Yes                                                Yes
        10021379                      Fee                        No                        No
       20038507001                    Fee                        Yes                                                 No
        10020691                      Fee                        No                        No
       20038005001                    Fee                        Yes                                                 No
        10020985                      Fee                        Yes                       No
       20038505014                    Fee                        No                                                  No
       20038532020                    Fee                        Yes                                                 No
       20038032022                    Fee                        Yes                                                Yes
       20028530008                    Fee                        Yes                                                 No
       20038035002                    Fee                        Yes                                                 No
        10020956                      Fee                        No                        No
        10021057                      Fee                        No                        No
        10021657                      Fee                        No                        No
       20038543001                    Fee                        Yes                                                 No
        10020948                      Fee                        No                        No
        10018932                      Fee                        No                        No
       20038021020                    Fee                        TBD                                                Yes
       20038505013                    Fee                        Yes                                                 No
       20038009002                    Fee                        Yes                                                 No
       20038037002                    Fee                        Yes                      Yes                       Yes
       20038029020                    Fee                        TBD                                                Yes

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         LOAN #           BORROWER NAME
       20039213020        77 West Wacker, LLC
       20039221020        Solomon Pond, LLC
       20032920920        Mall at Miami International, LLC
          34487           Hometown America Communities, LLC
          34487           Hometown America Communities, LLC
          34487           Hometown America Communities, LLC
          34487           Hometown America Communities, LLC
          34487           Hometown America Communities, LLC
          34488           Hometown America Communities, LLC
          34485           Hometown America Communities, LLC
       20038509021        1100 Lincoln Road, L.P.
       20038532001        New Puck, L.P.
       20039232020        Trump Plaza Owners, Inc.
        10021911          To Be Determined
      20038552001A        Hotel Venture East, LP
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B        GFS Marketplace Realty Two, LLC and GFS Marketplace Realty Three, LLC
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071           Fiddler's Green Center II, LLC
      20038552001B        Hotel Venture West, L.P.
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568          To Be Former LLC
       20028003006        Simjah Interests, LLC
       20038035003        Residenz, L.L.C.
       20028551003        Terrace Pointe, LLC, Marketplace Investors, LLC and Grand Forks Inreit, LLC
        10019306          Georgetown Oaks Apartments, LLC
       20038505020        LaeRoc 2002 Coast Savings, L.L.C.
        10021104          Palisades Roanoke, LLC and Palisades Charleston, LLC
       20038547001        Lake Stevens Marketplace, LLC
        10021590          Encinitas Self Storage LLC
        10019946          Shallotte Crossing LLC
        10021510          Wildwood Acres Development, Inc.
       20038543020        SA Multifamily Investments, Ltd.
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001        Indian Hills Investors LLC
        10019692          Locust Grove Partners, LLC
       20038505015        LaeRoc 2002 Katella, LLC
        10018957          Inland  Shakopee Valley Marketplace, LLC
        10019510          East Hill Plaza LLC
        10019828          SV Properties of North Ridgeville, Ltd.
       20038030001        2400 Apartment Corporation
        10020999          225 Tamarac LLC
       20033925001        TBD
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001        Comanche Business Park, L.L.C.
       20038032003        Goldstone Realty L.L.C.
        10021628          To Be Formed, LLC
        10021628          To Be Formed, LLC
        10021628          To Be Formed, LLC
        10020466          Keep It Self Storage/Universal L.P.
        10020086          Inland Southeast Tequesta LLC
       20039213002        GP Philadelphia Portfolio, LP.
        10020090          Second Street Studios, LLC
        10020210          AmeriSouth XXI, Ltd.
       20038505011        DAL Group, LLC
       20038003020        Barclay Group No. II L.P.
        10019841          Hugo Nuziale
        10020357          S&A 333 Newbury Street, LLC
        10021365          North Wodinville Heater Storage L.L.C.
       20039243002        Research Point Apartments, LLC
       20038037001        Country Sunset, L.L.C.
        10021704          PR&F Limited Partnership
       20038505010        4 Big Surf L.L.C.
        10019213          Fearnside Family, LP
       20038538020        Port Richmond Dev., L.P.
       20038518001        Savanah Springs, LLC
       20039209001        FWI 23, LLC
       20038032020        Lake Heights Apartments, L.P.
        10020732          Mercandante and Mercandante
       20039213001        GP Morton Portfolio, L.P.
       20038032021        Losson Gardens Apartments, LP
        10021379          To Be Determined
       20038507001        Greenwich - Putnam, LLC
        10020691          Prindle Terrace LLC
       20038005001        Aviorealco No.3, L.L.C.
        10020985          Latham Venture, L.P., Sadd Latham, LLC, L. Fadell Latham, LLC, J. Fadell Latham, LLC, O. Fadell Latham,
                            LLC, & Harman Latham, LLC as tenants in common
       20038505014        Sigma Enterprises, Inc.
       20038532020        55 Liberty Owners Corporation
       20038032022        Wyntrebrooke Apartments, L.P.
       20028530008        Royce-George L.L.C.
       20038035002        SGMA Properties, LLC
        10020956          Ashton Court Inc
        10021057          Ryegate Square Inc
        10021657          Inland Southeast North Hills
       20038543001        Lincoln Park Community, Inc.
        10020948          North El Dorado Investors
        10018932          National Properties Inc.
       20038021020        Hasco Associates, LP
       20038505013        Jason & Julie Investments Corporation
       20038009002        Seajay 1201 E. Colonial, L.L.C.
       20038037002        Village Park Hermiston LLC
       20038029020        Hasco Associates, LP

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

    LOAN #           PRINCIPAL NAME
  20039213020        Prime Group Realty Trust and OTR, nominee of the Board of the State Teachers Retirement System of Ohio
  20039221020        Simon Property Group, NYSTRS, TIAA- CREF and JP Morgan Investment Management
  20032920920        Simon Property Group and TIAA - CREF
     34487
     34487
     34487
     34487
     34487
     34488
     34485           Hometown America , LLC
  20038509021        Aby Rosen and Michael Fuchs
  20038532001        Charles Kushner
  20039232020        Frank Chan
   10021911          Glimcher Properties Limited Partnership
 20038552001A        F. Aldridge, L. Meek and R. Brown
20038552001A.1
20038552001A.2
20038552001A.3
 20039252001B        GFS Holding, Inc.
20039252001B.1
20039252001B.2
20039252001B.3
20039252001B.4
20039252001B.5
20039252001B.6
20039252001B.7
20039252001B.8
20039252001B.9
20039252001B.10
20039252001B.11
20039252001B.12
20039252001B.13
20039252001B.14
20039252001B.15
20039252001B.16
20039252001B.17
     22071           John W. Madden, Jr., Francis A. Nemecek
 20038552001B        F. Aldridge, L. Meek and R. Brown
20038552001B.1
20038552001B.2
20038552001B.3
   10020568          Mike O. Strand; John F. Deal; Garrison D. Deal
  20028003006        Wendell A. Jacobson
  20038035003        Attam J. Singh, Soma S. Avva, MD, Lamar L. Kerr, Mohinder Mahajan, Romesh Mehan and Donald Messer
  20028551003        Marketplace Investors, LLC, Grand Forks INREIT LLC and Terrace Pointe LLC
   10019306          Fred Burns; Karen Burns; Jerry Schell and Susan Schell
  20038505020        LaeRoc 2002 Income Fund, LP and LaeRoc Partners, Inc.
   10021104          Palisades Investors, Inc. and Timothy F. Haldeman
  20038547001        Twin Falls Properties, LLC, LK Lake Stevens, LLC, CBC Properties, LLC, and Greenridge Properties, LLC
   10021590          Paul Peterson; Peterson Brothers LLC; Robert Halliday and Robert Halliday and Elaine Halliday, as Tr
   10019946          G. Steele Dewey III and Connell L. Radcliff
   10021510          Frank M. Andrews, Susan T. Andrews, Adam G. Andrews, Judith Siman
  20038543020        Rick Anderson
 20038543020.1
 20038543020.2
 20038543020.3
  20038003001        Peter Hollingshead and Thomas Cologna
   10019692          Steve W. Watson
  20038505015        LaeRoc 2002 Income Fund, LP and LaeRoc Partners, Inc.
   10018957          Inland Real Estate Corporation
   10019510          Safco Holding Corp. and John Safi (subsequently released)
   10019828          Anthoni Visconsi II; Dominic A. Visconsi, Jr; Samuel and Associates Holdings LLC
  20038030001
   10020999          Thomas A. Gart
  20033925001        Scott D. Jackson
 20033925001.1
 20033925001.2
 20033925001.3
 20033925001.4
 20033925001.5
 20033925001.6
  20038031001        Richard K. Gordon and John C. Burmgarner, Jr.
  20038032003        Zoltan Goldstein IRR Trust and the Rosalia Goldstein IRR Trust
   10021628
   10021628          Edward Carter, Howard Kastl, Charles Sims, George Waters
   10021628          Edward Carter, Howard Kastl, Charles Sims, George Waters
   10020466          Ben Dalby
   10020086          Inland Retail Real Estate Trust, Inc.
  20039213002        H&R Real Estate Investment Trust
   10020090          Jonathan Rose; Wayne Nichols and Susan Nichols
   10020210          Ruel M. Hamilton
  20038505011        Robert M. Rowland, Charlotte K. Rowland
  20038003020        Barclay Holdings XI LLC and Barclay Holdings XI- A LLC
   10019841          Hugo Nuziale
   10020357          Samuels and Associates Holdings, LLC
   10021365          Alan Ameche; John Hayden; and Roger Collins
  20039243002        Roger Dunn, Anne Dunn, the Trust of Andrew J. Vanderschoot and the Trust of Roger Clive Dunn and Anne V. Dunn
  20038037001        Robert W. Hartford and Michael J. Hanks
   10021704
  20038505010        Edward A. Machado, Michael S. Lewis, Robert Burke and David Hagglund
   10019213          Donald C. Fearnside and Beverly J. Fearnside
  20038538020        Jerald S. Batoff and Neal I. Rodin
  20038518001
  20039209001        Magi International, Inc. Caterson Ltd., Nordoff Investments
  20038032020        G&S Management Associates of WNY, Inc. Harbans S. Grover and Harbhajan Singh
   10020732          Philip A. Mercadante
  20039213001        H&R REIT US Holdings, Inc.
  20038032021        G&S Management Associates of WNY, Inc. Harbans S. Grover and Harbhajan Singh
   10021379
  20038507001        Nutmeg Investment Partners LLC
   10020691          Kevin Bartlett and Leonard J. Massello
  20038005001        Victoriano P. Dungca, Gloria Y. Dungca and Avio Group, USA
   10020985          Asset Management Consultants, Inc.;James Hopper;James Fadell;Olga Fadell;Lourice Fadell;Glen Harman,
  20038505014        David Silver MD, Mark A. Silver Trust, Lee B. Silver Trust, Gary D. Silver Trust and Philip M. Silver Trust
  20038532020        55 Liberty Owners Corporation
  20038032022        G&S Management Associates of WNY, Inc. Harbans S. Grover and Harbhajan Singh
  20028530008        John A. Hanrahan, William D. Hanrahan and John P. Ryan
  20038035002        Attam J Singh and Soma Awa, MD
   10020956          Virgil L. Nickel, Jr.
   10021057
   10021657
  20038543001        The Parker Corporation
   10020948          William Sembrat
   10018932          None
  20038021020        The Haseotes Family
  20038505013        Young Sang Cho & Min Hwa Cho
  20038009002        Charles Gorodess and Joy Gorodess
  20038037002        Robert W. Hartford and Michael J. Hanks
  20038029020        The Haseotes Family

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                   ADDIT DEBT        ADDIT DEBT       ADDITIONAL                                  ADDITIONAL
    LOAN #         PERMITTED (Y/N)    EXIST (Y/N)       DEBT AMOUNT                                 DEBT TYPE
  20039213020           No                No
  20039221020           No                No
  20032920920           No                No
     34487                                No
     34487
     34487
     34487
     34487
     34488
     34485                                No
  20038509021           No                No
  20038532001           No                No
  20039232020           No                No
   10021911             No                No
 20038552001A           No                No
20038552001A.1
20038552001A.2
20038552001A.3
 20039252001B           No                No
20039252001B.1
20039252001B.2
20039252001B.3
20039252001B.4
20039252001B.5
20039252001B.6
20039252001B.7
20039252001B.8
20039252001B.9
20039252001B.10
20039252001B.11
20039252001B.12
20039252001B.13
20039252001B.14
20039252001B.15
20039252001B.16
20039252001B.17
     22071              No                No                 0
 20038552001B           No                No
20038552001B.1
20038552001B.2
20038552001B.3
   10020568             No                No
  20028003006           No                No
  20038035003           No                No
  20028551003           No                No
   10019306             Yes               No
  20038505020           No                No
   10021104             No                No
  20038547001           No                No
   10021590             No                No
   10019946             No                No
   10021510             No                No
  20038543020           No                No
 20038543020.1
 20038543020.2
 20038543020.3
  20038003001           No                No
   10019692             No               Yes           450,000       Secured Debt
  20038505015           Yes               No                         Mezzanine Financing
   10018957             No                No
   10019510             No                No
   10019828             No                No
  20038030001           No                No
   10020999             No                No
  20033925001           No                No
 20033925001.1
 20033925001.2
 20033925001.3
 20033925001.4
 20033925001.5
 20033925001.6
  20038031001           No                No
  20038032003           No                No
   10021628              Y                N
   10021628             Yes               No
   10021628             Yes               No
   10020466             No                No
   10020086             No                No
  20039213002           No                No
   10020090             No                No
   10020210             No               Yes           300,000       Secured Note - CBA-Mezzanine Capital Finance, LLC
  20038505011           No                No
  20038003020           No                No
   10019841             No                No
   10020357             Yes               No
   10021365             No                No
  20039243002           No                No
  20038037001           No                No
   10021704             No                No                0
  20038505010           Yes               No                         Mezzanine Financing
   10019213             No                No
  20038538020           No                No
  20038518001           No                No
  20039209001           No                No
  20038032020           No                No
   10020732             No                No
  20039213001           No                No
  20038032021           No                No
   10021379             No                No
  20038507001           No                No
   10020691             No               Yes                         Secured Note - CBA - Mezzanine Capital Finance, LLC
  20038005001           No                No
   10020985             No                No
  20038505014           No                No
  20038532020           Yes               No                         Mezzanine Financing
  20038032022           No                No
  20028530008           No                No
  20038035002           No                No
   10020956             No                No
   10021057             No                No
   10021657             No                No
  20038543001           No                No
   10020948             No                No
   10018932             No                No
  20038021020           No                No
  20038505013           No                No
  20038009002           No                No
  20038037002           No                No
  20038029020           No                No

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                            LOCKBOX     LOCKBOX   LOCKBOX
         LOAN #              (Y/N)      IN-PLACE  TYPE
       20039213020            Yes         Yes     Hard
       20039221020            Yes         Yes     Soft - Springing Hard
       20032920920            Yes         Yes     Soft - Springing Hard
          34487               Yes         No      CMA
          34487               Yes         No      CMA
          34487               Yes         No      CMA
          34487               Yes         No      CMA
          34487               Yes         No      CMA
          34488               Yes         No      CMA
          34485               Yes         Yes     CMA
       20038509021            Yes         Yes     Soft - Springing Hard
       20038532001            Yes         No      Hard
       20039232020            Yes         Yes     Soft - Springing Hard
        10021911              No
      20038552001A            Yes         Yes     Soft - Springing Hard
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B            Yes     Yes         Hard
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071               Yes         No      CMA
      20038552001B            Yes         Yes     Soft - Springing Hard
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568              No
       20028003006            No
       20038035003            No
       20028551003            Yes         Yes     Soft - Springing Hard
        10019306              No
       20038505020            No
        10021104              Yes                 Hard
       20038547001            No
        10021590              No
        10019946              No
        10021510              No
       20038543020            Yes         No      Hard
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001            Yes         No      Hard
        10019692              No
       20038505015            No
        10018957              No
        10019510              Yes                 Springing
        10019828              No
       20038030001            No
        10020999              No
       20033925001            No
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001            No
       20038032003            No
        10021628               N
        10021628              No
        10021628              No
        10020466              No
        10020086              No
       20039213002            Yes         Yes     Hard
        10020090              No
        10020210              No
       20038505011            No
       20038003020            No
        10019841              No                  Hard
        10020357              Yes                 Springing
        10021365              No
       20039243002            Yes         Yes     Soft - Springing Hard
       20038037001            No
        10021704              No
       20038505010            No
        10019213              Yes                 Hard
       20038538020            Yes         Yes     Hard
       20038518001            No
       20039209001            Yes         No      Hard
       20038032020            No
        10020732              No                  Hard
       20039213001            Yes         Yes     Hard
       20038032021            No
        10021379              No
       20038507001            No
        10020691              No
       20038005001            No
        10020985              No
       20038505014            No
       20038532020            No
       20038032022            No
       20028530008            Yes         Yes     Hard
       20038035002            No
        10020956              No
        10021057              No
        10021657              No
       20038543001            No
        10020948              No
        10018932              No
       20038021020            No
       20038505013            No
       20038009002            Yes         Yes     Hard
       20038037002            No
       20038029020            No

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

         LOAN #           LOCKBOX TRIGGER
       20039213020
       20039221020        Event of Default or DSCR less than 1.30x
       20032920920        DSCR less than 1.15x or an event of default
          34487           In event of default
          34487
          34487
          34487
          34487
          34488
          34485           In event of default
       20038509021        DSCR less than 1.10x or an event of default
       20038532001        One month prior to Optional Prepayment Date or date in which Swanke Hayden Tenant declares intention to surrender any portion of its space.
       20039232020        Event of default or the date 3 months prior to the Maturity Date
        10021911
      20038552001A        DSCR is less than 1.15x, 3 months before the optional prepayment date or event of default
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071           In event of default
      20038552001B        DSCR is less than 1.15x, 3 months before the optional prepayment date or event of default
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568
       20028003006
       20038035003
       20028551003        DSCR less than or equal to 1.20x, occupancy percentage less than 90%, or an event of default
        10019306
       20038505020
        10021104
       20038547001
        10021590
        10019946
        10021510
       20038543020        Event of default, or if DSCR falls below 1.15
      20038543020.1
      20038543020.2
      20038543020.3
       20038003001        Event of default, Brasha ceces to operate on the Premises or on the Big 5 Lease Termination Date
        10019692
       20038505015
        10018957
        10019510
        10019828
       20038030001
        10020999
       20033925001
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001
       20038032003
        10021628
        10021628
        10021628
        10020466
        10020086
       20039213002
        10020090
        10020210
       20038505011
       20038003020
        10019841          In place at closing
        10020357          If PUMA tenant does not renew or at ARD.
        10021365
       20039243002        DSCR is less than 1.20x, 3 months before the maturity date or an event of Default
       20038037001
        10021704
       20038505010
        10019213          In place at closing
       20038538020
       20038518001
       20039209001        DSCR is less than 1.15x,  or an event of Default
       20038032020
        10020732
       20039213001
       20038032021
        10021379
       20038507001
        10020691
       20038005001
        10020985
       20038505014
       20038532020
       20038032022
       20028530008
       20038035002
        10020956
        10021057
        10021657
       20038543001
        10020948
        10018932
       20038021020
       20038505013
       20038009002
       20038037002
       20038029020

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                          NO. OF                  AVG.   NO. OF 1-      AVG. 1-   NO. OF 2-      AVG. 2-   NO. OF 3-      AVG. 3-
         LOAN #           STUDIO           STUDIO RENT    BR UNITS      BR RENT    BR UNITS      BR RENT    BR UNITS      BR RENT
       20039213020
       20039221020
       20032920920
          34487
          34487
          34487
          34487
          34487
          34488
          34485
       20038509021
       20038532001
       20039232020             0                                69        2,198          69        2,912          35        4,327
        10021911
      20038552001A
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071
      20038552001B
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                                                85          734         130          788         108          899
       20028003006             0                               150          707         154          711           0
       20038035003             0                               200                      168
       20028551003
        10019306                                                48          576         144          673          24          870
       20038505020
        10021104
       20038547001
        10021590
        10019946
        10021510                                                16          556         316          662           3          895
       20038543020            18                   397         184          434         183          565          26          748
      20038543020.1            0                                46          441          50          557          12          661
      20038543020.2           18                   397          86          451          93          593          14          822
      20038543020.3            0                                52          401          40          512           0
       20038003001
        10019692
       20038505015
        10018957
        10019510
        10019828
       20038030001            54                   514          62          762          15        1,155           2        1,776
        10020999
       20033925001
      20033925001.1
      20033925001.2
      20033925001.3
      20033925001.4
      20033925001.5
      20033925001.6
       20038031001
       20038032003
        10021628               0                     0           0            0          68          555          44          803
        10021628                                                                         68          554          44          802
        10021628
        10020466
        10020086
       20039213002
        10020090
        10020210                                                32          580          94          701          24          850
       20038505011             0                                32        1,013          24        1,262           0
       20038003020
        10019841
        10020357
        10021365
       20039243002             0                                88          530         134          730          26          852
       20038037001
        10021704
       20038505010
        10019213
       20038538020
       20038518001             0                                40          423          53          647           0
       20039209001
       20038032020             0                                 0                      176          511           0
        10020732
       20039213001
       20038032021             0                                 0                      148          604           0
        10021379
       20038507001
        10020691                                                28          964          12        1,358
       20038005001             0                                 1        1,100          22        1,536           0
        10020985
       20038505014
       20038532020             8                 1,072          28        1,353          31        1,731          13        2,299
       20038032022             0                                22          411         110          465           0
       20028530008
       20038035002             0                                 8          411          80          541           0
        10020956                                                                         64          560
        10021057                                                                         64          560
        10021657
       20038543001
        10020948                                                16          561          32          622           4          783
        10018932
       20038021020
       20038505013
       20038009002
       20038037002
       20038029020

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                     NO. OF 4-          AVG. 4-     AVG PAD      UTILITIES           ELEVATOR         SUBSERVICER
         LOAN #                       BR UNITS          BR RENT        RENT      TENANT PAYS         PRESENT        IN PLACE (Y/N)
       20039213020                                                                                                        No
       20039221020                                                                                                        No
       20032920920                                                                                                        No
          34487
          34487                                                         430
          34487                                                         410
          34487                                                         418
          34487                                                         420
          34488                                                         278
          34485                                                         401
       20038509021                                                                                                        No
       20038532001                                                                                                        No
       20039232020                           0                                   E,G,W                 Yes                No
        10021911                                                                                                          No
      20038552001A                                                                                                        No
     20038552001A.1
     20038552001A.2
     20038552001A.3
      20039252001B                                                                                                        No
     20039252001B.1
     20039252001B.2
     20039252001B.3
     20039252001B.4
     20039252001B.5
     20039252001B.6
     20039252001B.7
     20039252001B.8
     20039252001B.9
     20039252001B.10
     20039252001B.11
     20039252001B.12
     20039252001B.13
     20039252001B.14
     20039252001B.15
     20039252001B.16
     20039252001B.17
          22071                                                                                        NAP
      20038552001B                                                                                                        No
     20038552001B.1
     20038552001B.2
     20038552001B.3
        10020568                                                                 Electric,Water,Sewer   No                No
       20028003006                           0                                   E,W                    No                No
       20038035003                           0                                   E,G                    No                No
       20028551003                                                                                                        No
        10019306                                                                                        No                No
       20038505020                                                                                                        No
        10021104                                                                                                          No
       20038547001                                                                                                        No
        10021590                                                                                                          No
        10019946                                                                                                          No
        10021510                             1            1,100                  Electric, Water        No                No
       20038543020                           0                                   E,W,S                  No                No
      20038543020.1                          0                                   E,W,S                  No
      20038543020.2                          0                                   E,W,S                  No
      20038543020.3                          0                                   E,W,S                  No
       20038003001                                                                                                        No
        10019692                                                                                                          No
       20038505015                                                                                                        No
        10018957                                                                                                          No
        10019510                                                                                                          No
        10019828                                                                                                          No
       20038030001                           1            2,483                  E                     Yes                No
        10020999                                                                                                          No
       20033925001                                                      230      Various                No                No
      20033925001.1                                                     254      W,S,E,G,T              No
      20033925001.2                                                     218      W,S,T                  No
      20033925001.3                                                     262      W,S,E,G,T              No
      20033925001.4                                                     245      W,S,E,G,T              No
      20033925001.5                                                     220      W,S,E,G,T              No
      20033925001.6                                                     255      W,S,E,G,T              No
       20038031001                                                                                                        No
       20038032003                                                                                                        No
        10021628                            20              880                                         No                No
        10021628                            20              880                                         No                No
        10021628                                                                                        No                No
        10020466                                                                                                          No
        10020086                                                                                                          No
       20039213002                                                                                                        No
        10020090                                                                                                          No
        10020210                                                                 None                   No                No
       20038505011                           0                                   E                      No                No
       20038003020                                                                                                        No
        10019841                                                                                                          No
        10020357                                                                                                          No
        10021365                                                                                                          No
       20039243002                           0                                   E                      No                No
       20038037001                                                      335      E                      No                No
        10021704                                                                                                          No
       20038505010                                                                                                        No
        10019213                                                                                                          No
       20038538020                                                                                                        No
       20038518001                           0                                   E                      No                No
       20039209001                                                                                                        No
       20038032020                           0                                   E                      No                No
        10020732                                                                                                          No
       20039213001                                                                                                        No
       20038032021                           0                                   E                      No                No
        10021379                                                                                                          No
       20038507001                                                                                                        No
        10020691                                                                 Electric, Gas          No                No
       20038005001                           0                                   E,G                    No                No
        10020985                                                                                                          No
       20038505014                                                                                                        No
       20038532020                           3            4,280                  E,G                   Yes                No
       20038032022                           0                                   E,G                    No                No
       20028530008                                                                                                        No
       20038035002                           0                                   E                      No                No
        10020956                                                                 Electric               No                No
        10021057                                                                 Water, Sewer           No                No
        10021657                                                                                                          No
       20038543001                                                      297      E                      No                No
        10020948                                                                 Electric               No                No
        10018932                                                                                                          No
       20038021020                                                                                                        No
       20038505013                                                                                                        No
       20038009002                                                                                                        No
       20038037002                                                      225      E                      No                No
       20038029020                                                                                                        No

This material is for your private information and none of Merrill Lynch,Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. or McDonald Investments Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                         PRIMARY        MASTER      TRUSTEE       CASH/PMT
                      SUBSERVICER      SERVICING      SERVICING    & PAYING     COLLECTION    SUBSERVICER    ADMIN.    NET MORTGAGE
     LOAN #           NAME              FEE RATE       FEE RATE    AGENT FEE      FUNCTION        FEE          FEE     INTEREST RATE
   20039213020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.5200
   20039221020                           0.00000        0.00000     0.00000                     0.00000      0.00000        3.9675
   20032920920                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3500
      34487
      34487
      34487
      34487
      34487
      34488
      34485
   20038509021                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.8600
   20038532001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.4500
   20039232020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3750
    10021911
  20038552001A                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.9500
 20038552001A.1
 20038552001A.2
 20038552001A.3
  20039252001B                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3000
 20039252001B.1
 20039252001B.2
 20039252001B.3
 20039252001B.4
 20039252001B.5
 20039252001B.6
 20039252001B.7
 20039252001B.8
 20039252001B.9
 20039252001B.10
 20039252001B.11
 20039252001B.12
 20039252001B.13
 20039252001B.14
 20039252001B.15
 20039252001B.16
 20039252001B.17
      22071                              0.00000        0.00000     0.00000                     0.00000      0.00000        0.0000
  20038552001B                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.9500
 20038552001B.1
 20038552001B.2
 20038552001B.3
    10020568
   20028003006                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.1900
   20038035003                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7500
   20028551003                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.2600
    10019306
   20038505020                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.1400
    10021104
   20038547001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.2100
    10021590
    10019946
    10021510
   20038543020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.6250
  20038543020.1
  20038543020.2
  20038543020.3
   20038003001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.4000
    10019692
   20038505015                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.3300
    10018957
    10019510
    10019828
   20038030001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.5000
    10020999
   20033925001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7500
  20033925001.1
  20033925001.2
  20033925001.3
  20033925001.4
  20033925001.5
  20033925001.6
   20038031001                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.0000
   20038032003                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.2000
    10021628
    10021628
    10021628
    10020466
    10020086
   20039213002                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.2800
    10020090
    10020210
   20038505011                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.8700
   20038003020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.6700
    10019841
    10020357
    10021365
   20039243002                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.0100
   20038037001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.8750
    10021704
   20038505010                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.8200
    10019213
   20038538020                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.6400
   20038518001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7800
   20039209001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7600
   20038032020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3750
    10020732
   20039213001                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.2800
   20038032021                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3750
    10021379
   20038507001                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.2500
    10020691
   20038005001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.5000
    10020985
   20038505014                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.2600
   20038532020                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.6200
   20038032022                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3750
   20028530008                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.1000
   20038035002                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7500
    10020956
    10021057
    10021657
   20038543001                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.3750
    10020948
    10018932
   20038021020                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.8750
   20038505013                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.2300
   20038009002                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.7500
   20038037002                           0.00000        0.00000     0.00000                     0.00000      0.00000        5.8750
   20038029020                           0.00000        0.00000     0.00000                     0.00000      0.00000        6.8750